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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

ITEM 1.  Reports to Stockholders.

A pooled funding vehicle for:
• variable annuity contracts • variable life insurance policies • qualified pension plans • qualified retirement plans

The Alger Portfolios

SEMI-ANNUAL REPORT

June 30, 2014

(Unaudited)

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter	- 1 -

Fund Highlights	- 12 -

Portfolio Summary	- 19 -

Schedules of Investments	- 21 -

Statements of Assets and Liabilities	- 64 -

Statements of Operations	- 72 -

Statements of Changes in Net Assets	- 76 -

Financial Highlights	- 83 -

Notes to Financial Statements	- 93 -

Additional Information	- 117 -

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Shareholders’ Letter	July 22, 2014

Dear Shareholders,

Volatility Persists as Economy Shows Signs of Growing

Equity markets in the United States and abroad produced considerable volatility during the six-month period ended June 30. In the U.S., investors assessed if economic growth in 2014 would support market levels that were driven by multiple expansion during 2013 while severe winter weather threw a cold blanket on consumer spending and real estate. Investors also struggled with uncertainty over the timing of future Federal Reserve actions to reduce fiscal stimulus. Looking abroad, Russia’s annexation of Crimea and moderating economic growth in China also supported market volatility. Later in the reporting period, an insurgency in Iraq created fears of potential disruptions to the country’s oil production. Yet, a combination of encouraging U.S. economic indicators, such as a strengthening labor market, supported investor sentiment. During the six-month period, the S&P 500 Index climbed 7.14%.

Growth Scare Rattles Stocks

Perhaps the most dramatic event during the reporting period was what we call a “growth scare.” During growth scares, investors become fearful of high-growth stocks and either liquidate their equity positions or flock to defensive stocks, such as consumer names like Wal-Mart Stores, Inc., and “old” technology names such as Microsoft Corp. or International Business Machines Corp. Investors may also favor certain pharmaceutical companies. During the recent growth scare, for example, defensive stocks Wal-Mart and Johnson & Johnson generated gains. At the same time, the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the Nasdaq Internet Index, which consists of high-growth Internet companies, each declined more than 19%.

We maintain that investors who were fearful of high-growth stocks during the reporting period overlooked the ability of such growth companies to rapidly expand their earnings and revenues. An overview of cloud computing, one of the most important growth trends within technology, illustrates this concept. Businesses have traditionally housed databases, servers, and other technology equipment in their own facilities. In doing so, companies have been saddled with the costs of storing their technology equipment as well as the costs of committing managerial and employee time to maintaining IT facility performance: those resources generally would be better spent focused on customers, product development, marketing, and other functions that are drivers of business. With cloud computing, vendors assume the responsibility of storing and maintaining technology that customers access remotely via the Internet. By embracing cloud computing, businesses eliminate many of the costs associated with traditional on-premises technology. That can result in cutting technology costs by 30-40%. Cloud computing, therefore, has been growing rapidly as businesses seek to contain technology costs. We estimate that cloud computing technologies now capture 3.5% of the approximately $260 billion that is spent on enterprise technology annually. By 2025, we estimate that enterprise spending will total $350 billion and that providers of cloud computing technology and services will capture 46% of that amount. In the process, they will take market share from traditional providers of on-premises technology.

As a result, we believe that traditional on-premises technology companies are likely to see their revenues and earnings decline as they lose market share to cloud vendors. The technology industry is at a tipping point where the growth and size of cloud computing is increasingly having a negative impact on the ability of traditional on-premises vendors to grow their businesses and profit margins. Thus, while many traditional vendors trade at low P/E multiples, we are cautious on the group as a whole and think that many of the companies are not attractive investments. Conversely, cloud vendors are likely to see their earnings grow quickly, and we believe that some—in particular those that become the new leaders of this wave of technology—will be superior investments as their growth in revenues and profits over the coming years “validates” their higher valuations.

The trend of new products or technology cannibalizing older products isn’t unique to cloud computing. For example, online stores are rapidly capturing market share from traditional vendors, streaming video is replacing DVDs, online media and search are replacing magazine and newspaper advertising, and leading biotechnology companies are producing new drugs that are displacing older treatments. Those are examples of dynamic change within industries. Alger’s investment philosophy and process have, since our founding 50 years ago, perceived dynamic change as creating attractive opportunities for investors.

Growth scares are quite common. In fact, in recent years, we’ve seen similar market collapses in confidence or sentiment. In each case, the scares have been temporary, and as investor confidence in the strength of the U.S. economy and in corporate fundamentals returned, so did investors’ focus on companies with the strongest potential future revenue growth and fundamental business opportunities. We believe that this explains why stocks of high-growth companies have outperformed the broad market and low-growth sectors in the six- and nine-month periods following the growth scares of 2012 and 2013 (See table below).

High-Growth Companies Have Outperformed the S&P 500 Index and Other Companies in the Months Following Growth Scares.

	Growth Scare of 2012			Growth Scare of 2013
	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)
S&P 500 (SPX)	-9	10	18	-4	15	18
High-Growth Companies
Cloud	-12	17	37	3	27	39
Biotech	1	31	61	-10	37	46
Tech Growth	-25	5	35	-15	44	70
Consumer	-10	5	16	-5	28	41
Slow-Growth Companies
Old Tech	-11	3	6	-6	11	14
Consumer	-2	8	11	-3	7	7
Pharmaceuticals	-4	13	21	-6	7	12
Source: Thomson Reuters FactSet(1)

(1)  To compile data in the table, we looked at the largest market declines in each of the last two years. We defined scares as the time period ranging from the start of a market decline to a market bottom. The 2012 Growth Scare occurred from May 1 to June 5. The 2013 Growth Scare occurred from May 22 to June 25.

Fed Watchers Drive Market Volatility

Uncertainty over the Federal Reserve’s timing for reining in stimulus also supported market volatility. Generally speaking, the Federal Reserve is expected to unwind its bond purchasing, or quantitative easing, later this year and to raise the federal funds rate next year. When encouraging economic data surfaced during the reporting period, however, some investors grew fearful that the central bank would rein in fiscal stimulus sooner than anticipated. Throughout the reporting period, we remained unconcerned about the potential for the Federal Reserve to speed up its pace for unwinding stimulus. Market interest rates remain lower or unchanged from levels of June 2012 and we believe the economy still has room to grow, even though it has made considerable progress. Major economic indicators such as jobs and inflation are not near levels of past cyclical peaks, and U.S. economic growth is stronger than in many other parts of the world.

Geopolitical Hotspots

Geopolitics also drove market volatility when Russia annexed the Crimea region of the Ukraine in mid-March. The act provoked strong criticism from the U.S. and the European Union, both of which gradually increased sanctions targeting Russia while western banks cut their credit lines to the country. Conditions continued to worsen, with pro-Russia separatists seizing control of a regional government headquarters in Luhansk in eastern Ukraine and escalating protests. As the crisis dragged on, most analysts downgraded their already modest economic growth forecasts for Russia, while foreign investors withdrew their assets from the country. Russia and the Ukraine are limited trading partners with the U.S., accounting for only $13 billion in annual exports and $27.9 billion in imports, which limits our country’s ability to exert pressure through economic sanctions. Europe, however, is more closely linked to the two countries, so it has more leverage with imposing sanctions. One possible long-term benefit to the U.S. of the crisis is that Europe, which receives over 30% of its gas from Russia, may turn to the U.S. for energy commodities, which could help support our country’s already robust resurgence in the energy industry.

An insurgency in Iraq also generated concerns as investors feared that the turmoil could disrupt energy production in that country. We note that our country has been increasing its own oil production while boosting energy efficiency, so it is becoming less dependent on imported energy commodities, which could mute the impact of higher prices of foreign oil on the U.S. economy. At the same time, a disruption in oil production in Iraq could benefit energy companies with dependable access to natural resources in stable countries such as Canada, Norway, Australia, and the U.S.

China Growth Moderates

The rapid growth of China’s economy in recent years has been viewed as a major driver of global economic expansion. The country’s gross domestic product (GDP) grew at a higher-than-expected rate of 7.7% in 2013, yet data in the first quarter portrayed an economy that was weakening into 2014. China’s National People’s Congress in March, furthermore, lowered the country’s official growth target for 2014 to 7.5%. Yet China produced stable macroeconomic releases during the last three months of the reporting period, quelling fears of a massive slowdown. Toward quarter-end, the People’s Bank of China announced targeted cuts to the required reserve ratio, lowering it 50 basis points for banks with certain minimum exposures to loans for smaller companies and agriculture, and on June 30 banking regulators announced new rules on the calculation of loan-to-deposit ratios, implying a slight loosening of policy.

We note that any future moderation of economic expansion in China may have a silver lining. In the past, the country’s economic growth has fueled massive demand and higher prices for commodities and other resources. A slower Chinese economy, however, may reduce inflationary pressures in many important areas which, in turn, would be supportive of U.S. businesses and consumers.

Reasons for Optimism

Alger believes that issues such as Russia and the Ukraine will continue to drive market volatility that will create attractive buying opportunities for equity investors. We also maintain that the U.S. economy is stronger than commonly believed. During the reporting period, U.S. unemployment dropped from 6.7% to 6.3% and the number of private-sector employees reached a record high of 116.6 million, according to Cornerstone Macro LP. That exceeded a recent record of 116.4 million, which was the highest level since January of 2008, when private-sector employment climbed to 116 million. Total employment during May reached 138.5 million, exceeding the January of 2008 record high of 138.4 million, and strengthening budgets for many states and municipalities suggest that public employers may increase hiring. Improvements in the job market and strong stock market gains during the past few years, meanwhile, pushed the Conference Board’s March Consumer Sentiment Index to 85.2 in June, its highest level since January 2008.

Another force is also supporting the U.S. economy—a rapidly growing energy industry that is benefiting from new technology, such as hydraulic fracturing, which is making additional reserves of oil and natural gas economically feasible for extraction and is reversing a long trend of declining domestic production. From 1970 to 2008, U.S. oil production declined from 9.6 million barrels a day to only 5 million—a level not experienced since 1949. Since 2008, however, it has rapidly increased, reaching 7.4 million barrels a day as of last year. Natural gas production is also surging, climbing from 49,454 BCF (billion cubic feet) per day in 2005 to 66,768 BCF in 2013. We estimate that with growing energy production, domestic resources are on track to meet 96% of the country’s energy demand by 2020.

The surge in energy production is doing more than just creating jobs: it’s lowering energy costs for U.S. businesses, which is helping to drive a manufacturing renaissance. Just recently, the Boston Consulting Group, citing low energy costs and a lack of upward pressure on labor wages, ranked the U.S. as the second-most competitive country for manufacturing, trailing only China. Certain manufacturers, moreover, are moving their operations from China to the U.S. For example, the Keer Group, which operates a yarn spinning factory in China, plans to build a $218 million factory in North Carolina that will employ 500 workers. Its electric costs will be half of what it pays in China, according to Cornerstone Macro. The strength of manufacturing in the U.S. should not be underestimated—according to the Institute for Supply Management, economic activity in the manufacturing sector expanded in June for the thirteenth consecutive month.

Economic expansion in Europe, while slow, is continuing. The Markit Purchasing Managers’ Index for Europe declined to 52.8 in June from 53.5 in May. It is important to note that any reading above 50 indicates growth and that June was the eleventh consecutive month that the index has stayed above that level.

Across the Pacific, the Bank of Japan is continuing with its aggressive quantitative easing. The Japanese economy is only about one-third the size of the U.S., but its quantitative easing program allows the Bank of Japan to spend approximately $68 billion each month to buy bonds, real estate investment trusts, and exchange traded funds. In comparison, the U.S. program at its peak was $85 billion a month. The Japanese program is likely to devalue the yen, which would support the country’s export levels.

Going Forward

We believe the recent growth scare has created an attractive opportunity for fundamental, research-driven investors to buy equities. Our analysts and portfolio managers are working hard within our proven research-driven investment strategy to identify companies that are best positioned to grow and lead their industries while delivering superior investment returns to their shareholders.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 6.51% for the six-month period ended June 30, 2014, compared to the 6.31% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance, while Consumer Discretionary and Telecommunication Services detracted from results.

Among the most important relative contributors were NXP Semiconductor NV; Weatherford International Ltd; Actavis PLC; Facebook, Inc.; and Covidien PLC. Shares of social media website operator Facebook performed strongly during the reporting period. The company is benefiting from growing revenues resulting from increased advertising targeting users who access Facebook’s social network with mobile devices.

Conversely, detracting from overall results on a relative basis were Schlumberger NV; Microsoft Corp.; Amazon.com, Inc.; and General Motors Co. Also detracting from performance was Vistaprint NV. The company provides graphic design services and printing for individuals and businesses. Its stock performance weakened after the company disclosed disappointing revenues with weak results in Europe and North America. The company attributed the weak results to an earlier decision to change its pricing strategy. Rather than run promotional discounts, the company implemented a lower pricing structure and it cut back on cross-selling and up-selling.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 6.70% for the six-month period ended June 30, 2014, compared to the 6.31% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary were among sectors that detracted from results.

Among the most important relative contributors were Micron Technology, Inc.; Facebook, Inc.; TripAdvisor, Inc.; HCA Holdings, Inc.; and The Blackstone Group LP.

Shares of social media website operator Facebook performed strongly for reasons identified in the Alger Capital Appreciation Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Amazon.com, Inc.; Quiksilver, Inc.; Microsoft Corp.; Stratasys Ltd.; and athenahealth, Inc. Share performance of athenahealth disappointed. The company serves physicians with cloud-based technology for a variety of functions, including revenue cycle and practice management, electronic health records, and client relationships. During the reporting period, investors sold off shares of various high-growth companies that have high valuations, including athenahealth.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 6.05% for the six-month period ended June 30, 2014, compared to the 6.51% return of its benchmark, the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Consumer Discretionary and Health Care detracted from results.

Among the most important relative contributors were NXP Semiconductor NV; Micron Technology, Inc.; Actavis PLC; Cigna Corp.; and Beam Suntory, Inc. Shares of semiconductor memory provider and industry consolidator Micron performed strongly during the second half of the reporting period after the company said stable selling prices helped it beat consensus estimates. The company also raised guidance.

Conversely, detracting from overall results on a relative basis were Lions Gate Entertainment Corp.; Sinclair Broadcast Group, Inc.; Chipotle Mexican Grill, Inc.; and Illumina, Inc. Also detracting from performance were shares of Nimble Storage, Inc. The company provides software and storage systems for various mainstream applications, including virtual desktops, databases, email, collaboration, and analytics. During the second quarter, many stocks of technology companies were subjected to selling by profit takers and Nimble was not immune to this trend.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 3.77% for the six-month period ended June 30, 2014, compared to the 3.97% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Industrials and Financials sectors was the most important contributor to performance, while Consumer Discretionary and Telecommunication Services detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Whiting Petroleum Corp.; Molina Healthcare, Inc.; and Questcor Pharmaceuticals, Inc. Also contributing to performance was ARRIS Group, Inc., which provides technology for media entertainment and data communications. Its stock price climbed in the second half of the reporting period after the company said new orders for networking and cloud products have been exceeding production capacity and that several orders had to be delayed.

Conversely, detracting from overall results on a relative basis were Sinclair Broadcast Group, Inc.; Stratasys Ltd.; DSW, Inc., Class A; and Lumber Liquidators Holdings, Inc. Shares of CommVault Systems, Inc. also detracted from performance. The company provides software that protects and manages data while requiring fewer technology resources than what has been required by legacy systems. The shares declined sharply during the quarter as the company reported a major deceleration of new software licensing growth. It explained that the deceleration was a result of delays in signing new licensing agreements.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 0.49% for the six-month period ended June 30, 2014, compared to the 2.22% return of its benchmark, the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples. Relative outperformance in the Health Care and Materials sectors was the most important contributor to performance, while Consumer Discretionary and Financials were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Synageva BioPharma Corp.; Molina Healthcare, Inc.; and Kate Spade & Co. Shares of ARRIS Group also contributed to performance. The shares performed strongly for reasons described in the Alger SMid Cap Growth Portfolio discussion.

Conversely, detracting from overall results on a relative basis were ExOne Co.; Nexstar Broadcasting Group, Inc., Cl. A; InterMune, Inc.; and DSW, Inc., Cl. A. Shares of Textura Corp. also detracted from performance. The company provides software-as-a-service business collaboration solutions to the commercial construction industry. The shares declined by nearly 50% during the sharp downturn in higher valuation technology companies early in the second quarter.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 6.41% for the six-month period ended June 30, 2014, compared to the 7.14% return of its benchmark, the S&P 500 Index. It generated a 2.02% dividend yield compared to the 2.01% yield of its benchmark.

The Portfolio invests in companies that are classified in one of the following categories: Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued our emphasis on Dividend Growers while having less of an emphasis on Dividend Leaders, in part because many Dividend Leaders are trading at high valuations from a historical perspective.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance, while Utilities and Health Care were among sectors that detracted from results.

Among the most important relative contributors were Royal Dutch Shell PLC; Halliburton Company; ConocoPhillips; Apple, Inc.; and The Williams Cos., Inc. In the Energy sector, Royal Dutch Shell generates a substantial portion of its revenues from extracting oil. Those operations become more profitable as energy prices increase. During the second half of the reporting period, fears that the Ukraine conflict and the insurgency in Iraq would curtail oil supplies drove prices for the commodity upward, which supported the stock price of Royal Dutch Shell.

Conversely, detracting from overall results on a relative basis were Merck & Co., Inc.; CME Group, Inc.; Copa Holdings SA, Cl. A; and Darden Restaurants, Inc. Shares of Apollo Global Management LLC, Cl. A also detracted from performance. The company manages private equity, credit, and real estate assets. Its shares detracted from performance in the wake of executive departures driven by compensation scheme changes while investors’ near-term focus on a decline in distributable earnings from the unsustainably high levels of last year was also detrimental to results.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 5.26% for the six-month period ended June 30, 2014. The equity portion of the Portfolio outperformed the 6.31% return of the Russell 1000 Growth Index, and the fixed-income portion trailed the 3.94% return of the Barclays Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance, while Industrials and Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were Royal Dutch Shell PLC; ConocoPhillips; Wells Fargo & Co.; Johnson & Johnson; and Intel Corp. Shares of Royal Dutch Shell performed strongly for reasons identified in the Alger Growth & Income Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; General Electric Co.; CME Group, Inc.; and Copa Holdings SA, Cl. A. Shares of Apollo Global Management LLC, Cl. A also detracted from performance. The company manages private equity, credit, and real estate assets. Its shares detracted from performance for reasons identified in the Alger Growth & Income Portfolio discussion.

Regarding the fixed-income portion of the Portfolio, as of June 30, 2014, 90.3% was in corporate securities and 9.7% was in U.S. Treasuries. During the reporting period, the number of securities held was reduced from 18 to 17.

In the first six months of 2014, U.S. government bonds consistently benefitted from stronger-than-expected supply and demand technicals and weaker-than-expected economic fundamentals. After falling 3.35% in 2013, the BofA/Merrill Lynch Treasury Index recovered nearly all of last year’s losses, generating 3.22% total return in the first half of 2014. Historically, credit spreads have widened during periods of falling Treasury yields, but that relationship has not been present in 2014. The BofA/Merrill Lynch U.S. Corporate Index options adjusted spread has narrowed by 19 basis points since the beginning of the year, which has contributed positively to the index’s nominal total return of 5.95% and excess return of 191 basis points through June 30. We continue to maintain a portfolio structure that features a short duration with a concentration in high quality, liquid corporates.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

SEC Yield is computed under the SEC standardized formula applicable to the accrual of dividends.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless proceeded or accompanied by an effective prospectus for the Portfolios. The Portfolios’ returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issuer’s falling credit rating or actual default. Portfolios that invest in mortgage- and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as Alger Capital Appreciation and Alger SMid Cap Portfolios, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The NYSE Arca Biotechnology IndexSM is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•                  The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses and that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•                  Cornerstone Macro is an economic research firm.

•                  The Conference Board’s Consumer Sentiment Index measures consumers’ near term outlook of the economy.

•                  The Boston Consulting Group is a global management consulting firm.

•                  The Institute for Supply Management is a not-for-profit organization that provides education and research on issues regarding the supply of resources that organizations need to attain their objectives.

•                  Markit is a global, diversified provider of financial information. The Markit Purchasing Managers’ Index provides insight into the private sector economy by tracking variables such as output, new orders, employment and prices across key sectors.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

•                  The BofA/Merrill Lynch Treasury Index is an unmanaged index of U.S. Treasury securities with remaining maturities between seven and 10 years.

•                  The BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

ALGER CAPITAL APPRECIATION PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended June 30, 2014. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance of Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	30.26%	19.80%	11.56%	13.50%
Class S (Inception 5/1/02)(i)	29.88%	19.41%	11.25%	13.22%
Russell 1000 Growth Index	26.92%	19.24%	8.20%	8.92%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)             Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2014. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance of Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	32.69%	17.99%	7.48%	10.93%
Class S (Inception 5/1/02)(i)	32.13%	17.54%	7.13%	10.65%
Russell 1000 Growth Index	26.92%	19.24%	8.20%	9.97%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)             Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2014. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance of Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	27.25%	18.30%	6.98%	11.31%
Class S (Inception 5/1/02)(i)	26.87%	17.87%	6.65%	11.03%
Russell Midcap Growth Index	26.04%	21.16%	9.83%	10.08%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)             Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of Alger SMid Cap Growth Portfolio, through June 30, 2014. Figures for the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	23.02%	18.28%	n/a	4.78%
Russell 2500 Growth Index	26.26%	21.65%	n/a	9.60%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2014. Figures for the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	17.64%	17.68%	9.74%	10.30%
Russell 2000 Growth Index	24.73%	20.50%	9.04%	8.28%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2014. Figures for the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	21.98%	17.71%	6.66%	9.08%
S&P 500 Index	24.61%	18.83%	7.78%	10.47%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Fund Highlights Through June 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended June 30, 2014. Figures for the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 6/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	15.21%	10.69%	5.12%	7.64%
Russell 1000 Growth Index	26.92%	19.24%	8.20%	9.03%
Barclays Capital U.S. Gov’t/Credit Bond Index	4.28%	5.09%	4.94%	6.65%

The performance data quoted represent past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions and no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance policy or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

June 30, 2014 (Unaudited)

SECTORS	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
Consumer Discretionary	18.5%	14.4%	26.8%	17.7%
Consumer Staples	6.2	3.7	4.8	3.2
Energy	6.6	6.9	6.9	6.6
Financials	7.0	7.2	6.2	7.5
Health Care	17.1	19.1	13.4	17.0
Industrials	10.9	9.3	12.3	17.5
Information Technology	26.6	34.0	18.9	21.4
Materials	3.4	4.3	6.1	8.0
Telecommunication Services	2.1	0.0	1.1	0.0
Short-Term Investments and Net Other Assets	1.6	1.1	3.5	1.1
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
Consumer Discretionary	15.4%	13.1%
Consumer Staples	2.7	10.8
Energy	5.9	10.8
Financials	6.0	15.3
Health Care	20.0	11.8
Industrials	14.4	11.6
Information Technology	25.4	17.9
Materials	6.8	2.5
Telecommunication Services	0.0	3.2
Utilities	0.0	0.9
Short-Term Investments and Net Other Assets	3.4	2.1
	100.0%	100.0%

SECTORS/SECURITY TYPES	Alger Balanced Portfolio
Consumer Discretionary	8.5%
Consumer Staples	7.0
Energy	7.1
Financials	9.5
Health Care	7.6
Industrials	7.5
Information Technology	11.8
Materials	1.6
Telecommunication Services	2.2
Utilities	0.7
Total Equity Securities	63.5
Corporate Bonds	28.1
U.S. Government & Agency Obligations (excluding Mortgage Backed)	3.0
Total Debt Securities	31.1
Short-Term Investments and Net Other Assets	5.4
100.0%

†                                Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.0%
ADVERTISING—0.9%
Choicestream, Inc.*(L3)	23,166	$13,900
Lamar Advertising Co., Cl. A	38,100	2,019,300
Nielsen NV	50,100	2,425,341
		4,458,541
AEROSPACE & DEFENSE—4.0%
Honeywell International, Inc.	108,700	10,103,665
Precision Castparts Corp.	20,700	5,224,680
The Boeing Co.	22,800	2,900,844
United Technologies Corp.	16,400	1,893,380
		20,122,569
AIRLINES—0.5%
Copa Holdings SA, Cl. A	3,600	513,252
Delta Air Lines, Inc.	46,800	1,812,096
		2,325,348
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Michael Kors Holdings Ltd.*	11,900	1,054,935
PVH Corp.	18,700	2,180,420
Ralph Lauren Corp.	19,100	3,069,179
		6,304,534
APPAREL RETAIL—0.2%
L Brands, Inc.	20,000	1,173,200

APPLICATION SOFTWARE—1.7%
King Digital Entertainment, PLC.*	20,200	415,110
salesforce.com, inc.*	112,100	6,510,768
SAP AG#	19,800	1,524,600
		8,450,478
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc.*	9,800	2,012,920

AUTO PARTS & EQUIPMENT—3.0%
Delphi Automotive PLC.	95,246	6,547,210
Johnson Controls, Inc.	119,800	5,981,614
WABCO Holdings, Inc.*	20,738	2,215,233
		14,744,057
BIOTECHNOLOGY—5.9%
Amgen, Inc.	27,100	3,207,827
Biogen Idec, Inc.*	14,200	4,477,402
Celgene Corp.*	60,900	5,230,092
Gilead Sciences, Inc.*	141,700	11,748,347
Intercept Pharmaceuticals, Inc.*	1,600	378,608
Pharmacyclics, Inc.*	36,300	3,256,473
Vertex Pharmaceuticals, Inc.*	10,003	947,084
		29,245,833

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BREWERS—0.7%
Anheuser-Busch InBev NV#	11,000	$1,264,340
Molson Coors Brewing, Co.	29,500	2,187,720
		3,452,060
BROADCASTING—0.8%
CBS Corp., Cl. B	62,000	3,852,680

BUILDING PRODUCTS—0.3%
Fortune Brands Home & Security, Inc.	37,600	1,501,368

CABLE & SATELLITE—3.0%
Comcast Corporation, Cl. A	137,800	7,397,104
DISH Network Corp.*	30,700	1,997,956
Liberty Global, Inc., Cl. A*	35,200	1,556,544
Time Warner Cable, Inc.	27,000	3,977,100
		14,928,704
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	31,700	2,416,174

COMMUNICATIONS EQUIPMENT—2.0%
F5 Networks, Inc.*	30,000	3,343,200
QUALCOMM, Inc.	82,600	6,541,920
		9,885,120
CONSTRUCTION & ENGINEERING—0.4%
Quanta Services, Inc.*	55,600	1,922,648

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	28,500	2,686,980

CONSUMER FINANCE—1.9%
American Express Co.	68,400	6,489,108
Discover Financial Services	49,000	3,037,020
		9,526,128
DATA PROCESSING & OUTSOURCED SERVICES—3.2%
Alliance Data Systems Corp.*	19,000	5,343,750
Visa, Inc., Cl. A	50,900	10,725,139
		16,068,889
DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	40,200	2,316,324

DIVERSIFIED CHEMICALS—0.3%
The Dow Chemical Co.	29,400	1,512,924

DRUG RETAIL—2.6%
CVS Caremark Corp.	129,900	9,790,563
Walgreen Co.	45,400	3,365,502
		13,156,065
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	32,520	2,509,894

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	21,300	2,656,962

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FERTILIZERS & AGRICULTURAL CHEMICALS—(CONT.)
Potash Corporation of Saskatchewan, Inc.	42,400	$1,609,504
		4,266,466
FOOTWEAR—0.6%
NIKE, Inc., Cl. B	38,100	2,954,655

HEALTH CARE EQUIPMENT—2.7%
Covidien PLC.	72,200	6,510,996
GoPro, Inc.*	11,500	466,325
Insulet Corp.*	23,000	912,410
St. Jude Medical, Inc.	78,001	5,401,569
		13,291,300
HEALTH CARE FACILITIES—2.1%
HCA Holdings, Inc.*	180,200	10,159,676
Universal Health Services, Inc., Cl. B	5,300	507,528
		10,667,204
HOME ENTERTAINMENT SOFTWARE—0.1%
Activision Blizzard, Inc.	18,400	410,320

HOME IMPROVEMENT RETAIL—2.1%
The Home Depot, Inc.	128,100	10,370,976

HOTELS RESORTS & CRUISE LINES—1.8%
Ctrip.com International Ltd.#*	29,900	1,914,796
Hilton Worldwide Holdings, Inc.*	146,400	3,411,120
Royal Caribbean Cruises Ltd.	68,700	3,819,720
		9,145,636
HOUSEHOLD PRODUCTS—0.6%
The Procter & Gamble Co.	38,400	3,017,856

HOUSEWARES & SPECIALTIES—0.4%
Jarden Corp.*	37,700	2,237,495

INDUSTRIAL CONGLOMERATES—1.2%
Danaher Corp.	78,500	6,180,305

INDUSTRIAL MACHINERY—0.6%
Ingersoll-Rand PLC.	44,300	2,769,193

INTEGRATED TELECOMMUNICATION SERVICES—1.6%
Verizon Communications, Inc.	158,400	7,750,512

INTERNET RETAIL—2.7%
Amazon.com, Inc.*	28,870	9,376,399
The Priceline Group, Inc.*	1,500	1,804,500
TripAdvisor, Inc.*	23,300	2,531,778
		13,712,677
INTERNET SOFTWARE & SERVICES—8.4%
Demandware, Inc.*	12,700	880,999
eBay, Inc.*	69,700	3,489,182
Facebook, Inc.*	202,697	13,639,481
Google, Inc., Cl. A*	9,000	5,262,030

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Google, Inc., Cl. C*	19,200	$11,045,376
LinkedIn Corp.*	4,800	823,056
Sina Corp.*	4,936	245,665
Yahoo! Inc.*	181,000	6,358,530
		41,744,319
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	205,700	6,650,281

IT CONSULTING & OTHER SERVICES—0.5%
International Business Machines Corp.	13,600	2,465,272

LIFE & HEALTH INSURANCE—0.3%
Lincoln National Corp.	24,400	1,255,136
Prudential Financial, Inc.	5,500	488,235
		1,743,371
LIFE SCIENCES TOOLS & SERVICES—1.6%
Thermo Fisher Scientific, Inc.	68,100	8,035,800

MANAGED HEALTH CARE—2.0%
Aetna, Inc.	79,300	6,429,644
Cigna Corp.	36,900	3,393,693
		9,823,337
MOVIES & ENTERTAINMENT—0.2%
Twenty-First Century Fox, Inc.	35,100	1,201,473

MULTI-LINE INSURANCE—0.7%
American International Group, Inc.	67,200	3,667,776

OIL & GAS EQUIPMENT & SERVICES—3.3%
Halliburton Company	43,034	3,055,844
National Oilwell Varco, Inc.	48,400	3,985,740
Schlumberger Ltd.	15,300	1,804,635
Weatherford International Ltd.*	323,365	7,437,395
		16,283,614
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Anadarko Petroleum Corp.	50,600	5,539,182
Devon Energy Corp.	63,700	5,057,780
Parsley Energy, Inc.*	72,100	1,735,447
Pioneer Natural Resources Co.	1,500	344,715
		12,677,124
OIL & GAS REFINING & MARKETING—0.1%
Valero Energy Corp.	14,500	726,450

OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy, Inc.*	47,800	3,427,260

PHARMACEUTICALS—2.7%
AbbVie, Inc.	59,500	3,358,180
Actavis PLC.*	37,400	8,342,070

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Valeant Pharmaceuticals International, Inc.*	13,100	$1,652,172
		13,352,422
RAILROADS—0.7%
Canadian National Railway, Co.	23,500	1,527,970
Union Pacific Corp.	19,900	1,985,025
		3,512,995
RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	20,100	3,179,217

RESTAURANTS—1.0%
McDonald’s Corp.	11,800	1,188,732
Starbucks Corp.	42,200	3,265,436
Yum! Brands, Inc.	9,300	755,160
		5,209,328
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	131,800	6,010,080

SEMICONDUCTOR EQUIPMENT—0.6%
Lam Research Corp.	44,000	2,973,520

SEMICONDUCTORS—3.5%
Avago Technologies Ltd.	10,500	756,735
Broadcom Corp., Cl. A	32,600	1,210,112
Micron Technology, Inc.*	166,600	5,489,470
NXP Semiconductor NV*	149,900	9,920,382
		17,376,699
SOFT DRINKS—1.6%
Monster Beverage Corp.*	14,300	1,015,729
PepsiCo, Inc.	76,800	6,861,312
		7,877,041
SPECIALIZED FINANCE—0.6%
IntercontinentalExchange Group, Inc.	10,900	2,059,010
Moody’s Corp.	9,500	832,770
		2,891,780
SPECIALTY CHEMICALS—1.7%
Rockwood Holdings, Inc.	99,550	7,564,804
The Sherwin-Williams Co.	4,700	972,477
		8,537,281
SYSTEMS SOFTWARE—1.1%
Microsoft Corp.	126,800	5,287,560

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.5%
Apple, Inc.	279,300	25,955,349
Western Digital Corp.	17,500	1,615,250
		27,570,599
TOBACCO—0.7%
Lorillard, Inc.	57,700	3,517,969

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	104,900	$2,978,111
United Rentals, Inc.*	16,200	1,696,626
		4,674,737
WIRELESS TELECOMMUNICATION SERVICES—0.5%
SoftBank Corp.	30,550	2,274,477

TOTAL COMMON STOCKS (Cost $405,203,526)		484,039,815

PREFERRED STOCKS—0.1%
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*(L3)	199,768	119,861

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L3)	20,889	676,595

TOTAL PREFERRED STOCKS (Cost $836,345)		796,456

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	113,100	3,782,064
The Carlyle Group LP.	78,900	2,679,444
		6,461,508
TOTAL MASTER LIMITED PARTNERSHIP (Cost $5,545,168)		6,461,508

Total Investments (Cost $411,585,039)(a)	98.4%	491,297,779
Other Assets in Excess of Liabilities	1.6%	7,831,841
NET ASSETS	100.0%	$499,129,620

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $412,084,222, amounted to $79,213,557 which consisted of aggregate gross unrealized appreciation of $81,969,890 and aggregate gross unrealized depreciation of $2,756,333.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.9%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	15,490	$9,294

AEROSPACE & DEFENSE—2.3%
Precision Castparts Corp.	14,050	3,546,220
The Boeing Co.	31,250	3,975,937
		7,522,157
AIRLINES—0.8%
Delta Air Lines, Inc.	64,751	2,507,159

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Kate Spade & Co.*	44,125	1,682,928
Ralph Lauren Corp.	20,100	3,229,869
Under Armour, Inc., Cl. A*	28,100	1,671,669
		6,584,466
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group, Inc.*	11,000	2,259,400

AUTO PARTS & EQUIPMENT—1.4%
BorgWarner, Inc.	35,700	2,327,283
WABCO Holdings, Inc.*	21,400	2,285,948
		4,613,231
AUTOMOBILE MANUFACTURERS—1.2%
Tesla Motors, Inc.*	15,900	3,816,954

BIOTECHNOLOGY—7.3%
Alexion Pharmaceuticals, Inc.*	15,065	2,353,906
Amgen, Inc.	18,300	2,166,171
Biogen Idec, Inc.*	12,250	3,862,548
Celgene Corp.*	49,000	4,208,120
Gilead Sciences, Inc.*	95,175	7,890,959
Pharmacyclics, Inc.*	32,052	2,875,385
		23,357,089
BROADCASTING—0.4%
CBS Corp., Cl. B	20,400	1,267,656

CABLE & SATELLITE—1.0%
Comcast Corporation, Cl. A	58,025	3,114,782

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	41,800	3,185,996

COMMUNICATIONS EQUIPMENT—1.5%
QUALCOMM, Inc.	60,250	4,771,800

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
Cummins, Inc.	8,650	1,334,608

CONSUMER FINANCE—1.5%
American Express Co.	49,750	4,719,782

DATA PROCESSING & OUTSOURCED SERVICES—3.1%
Alliance Data Systems Corp.*	20,800	5,850,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Visa, Inc., Cl. A	18,950	$3,992,954
		9,842,954
DRUG RETAIL—0.5%
Walgreen Co.	21,500	1,593,795

ELECTRONIC EQUIP., INSTRUMENTS—0.5%
InvenSense, Inc.*	72,000	1,633,680

FERTILIZERS & AGRICULTURAL CHEMICALS—1.0%
Monsanto Co.	24,700	3,081,078

HEALTH CARE EQUIPMENT—0.9%
St. Jude Medical, Inc.	41,175	2,851,369

HEALTH CARE FACILITIES—2.9%
HCA Holdings, Inc.*	137,700	7,763,526
Tenet Healthcare Corporation*	32,800	1,539,632
		9,303,158
HEALTH CARE TECHNOLOGY—1.8%
athenahealth, Inc.*	16,150	2,020,849
HMS Holdings Corp.*	106,000	2,163,460
Medidata Solutions, Inc.*	40,500	1,733,805
		5,918,114
HOMEBUILDING—1.0%
Toll Brothers, Inc.*	85,900	3,169,710

HOTELS RESORTS & CRUISE LINES—1.5%
Hilton Worldwide Holdings, Inc.*	208,775	4,864,458

INDUSTRIAL CONGLOMERATES—1.7%
Danaher Corp.	70,050	5,515,037

INDUSTRIAL MACHINERY—1.7%
Donaldson Co., Inc.	63,400	2,683,088
Pall Corp.	33,850	2,890,452
		5,573,540
INTERNET RETAIL—2.5%
Amazon.com, Inc.*	3,450	1,120,491
The Priceline Group, Inc.*	2,600	3,127,800
TripAdvisor, Inc.*	34,800	3,781,368
		8,029,659
INTERNET SOFTWARE & SERVICES—11.0%
Cornerstone OnDemand, Inc.*	35,824	1,648,620
Demandware, Inc.*	42,900	2,975,973
Facebook, Inc.*	135,850	9,141,347
Google, Inc., Cl. A*	10,500	6,139,035
Google, Inc., Cl. C*	16,700	9,607,176
Trulia, Inc.*	51,100	2,421,118
Yahoo! Inc.*	93,994	3,302,009
		35,235,278

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	50,200	$1,622,966

IT CONSULTING & OTHER SERVICES—1.2%
Cognizant Technology Solutions Corp., Cl. A*	77,300	3,780,743

LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.	18,500	2,183,000

MANAGED HEALTH CARE—1.8%
Aetna, Inc.	34,900	2,829,692
Cigna Corp.	31,100	2,860,267
		5,689,959
MOTORCYCLE MANUFACTURERS—0.8%
Harley-Davidson, Inc.	34,725	2,425,541

MOVIES & ENTERTAINMENT—0.7%
Lions Gate Entertainment Corp.	78,075	2,231,383

MULTI-LINE INSURANCE—0.7%
American International Group, Inc.	42,550	2,322,379

OIL & GAS EQUIPMENT & SERVICES—2.0%
Halliburton Company	69,330	4,923,123
National Oilwell Varco, Inc.	19,100	1,572,885
		6,496,008
OIL & GAS EXPLORATION & PRODUCTION—4.9%
Anadarko Petroleum Corp.	22,500	2,463,075
Devon Energy Corp.	50,500	4,009,700
Parsley Energy, Inc.*	35,900	864,113
Pioneer Natural Resources Co.	21,100	4,848,991
Whiting Petroleum Corp.*	42,300	3,394,575
		15,580,454
PERSONAL PRODUCTS—0.5%
The Estee Lauder Companies, Inc., Cl. A	20,100	1,492,626

PHARMACEUTICALS—3.6%
AbbVie, Inc.	108,900	6,146,316
Actavis PLC.*	12,260	2,734,593
Jazz Pharmaceuticals PLC.*	17,100	2,513,871
		11,394,780
RAILROADS—0.7%
Union Pacific Corp.	23,200	2,314,200

REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	24,835	3,138,896

RESEARCH & CONSULTING SERVICES—0.5%
CoStar Group, Inc.*	9,300	1,470,981

RESTAURANTS—0.7%
Chipotle Mexican Grill, Inc.*	3,900	2,310,789

SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.	47,300	3,196,534

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—(CONT.)
SunEdison, Inc.*	98,800	$2,232,880
		5,429,414
SEMICONDUCTORS—4.7%
Avago Technologies Ltd.	44,700	3,221,529
Broadcom Corp., Cl. A	64,000	2,375,680
Micron Technology, Inc.*	137,085	4,516,951
NXP Semiconductor NV*	73,400	4,857,612
		14,971,772
SOFT DRINKS—1.5%
Monster Beverage Corp.*	22,350	1,587,521
PepsiCo, Inc.	35,700	3,189,438
		4,776,959
SPECIALTY CHEMICALS—3.3%
Rockwood Holdings, Inc.	105,300	8,001,747
The Sherwin-Williams Co.	13,000	2,689,830
		10,691,577
SYSTEMS SOFTWARE—2.4%
FireEye, Inc.*	9,300	377,115
Microsoft Corp.	121,100	5,049,870
ServiceNow, Inc.*	35,875	2,222,815
		7,649,800
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.9%
Apple, Inc.	223,850	20,802,380
Stratasys Ltd.*	16,700	1,897,621
Western Digital Corp.	26,340	2,431,182
		25,131,183
TOBACCO—1.2%
Lorillard, Inc.	64,350	3,923,420

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	37,901	3,969,372

TOTAL COMMON STOCKS (Cost $278,601,256)		306,674,406

PREFERRED STOCKS—0.2%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*(L3)	133,576	80,146

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L3)	13,642	441,864

TOTAL PREFERRED STOCKS (Cost $548,683)		522,010

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—2.8%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
The Blackstone Group LP.	271,325	$9,073,108
(Cost $7,600,223)		9,073,108

Total Investments (Cost $286,750,162)(a)	98.9%	316,269,524
Other Assets in Excess of Liabilities	1.1%	3,490,557
NET ASSETS	100.0%	$319,760,081

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $286,884,169, amounted to $29,385,355 which consisted of aggregate gross unrealized appreciation of $32,541,392 and aggregate gross unrealized depreciation of $3,156,037.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.5%
ADVERTISING—0.8%
Choicestream, Inc.* (L3)	7,853	$4,712
Lamar Advertising Co., Cl. A	23,800	1,261,400
		1,266,112
AEROSPACE & DEFENSE—1.1%
B/E Aerospace, Inc.*	11,500	1,063,635
TransDigm Group, Inc.	4,800	802,848
		1,866,483
AIRLINES—0.7%
Delta Air Lines, Inc.	30,500	1,180,960

APPAREL ACCESSORIES & LUXURY GOODS—4.4%
Kate Spade & Co.*	39,110	1,491,655
Michael Kors Holdings Ltd.*	11,860	1,051,389
PVH Corp.	11,900	1,387,540
Ralph Lauren Corp.	11,700	1,880,073
Under Armour, Inc., Cl. A*	24,200	1,439,658
		7,250,315
APPAREL RETAIL—0.8%
L Brands, Inc.	22,700	1,331,582

APPLICATION SOFTWARE—1.8%
King Digital Entertainment, PLC.*	28,400	583,620
Synchronoss Technologies, Inc.*	35,800	1,251,568
Workday, Inc.*	13,100	1,177,166
		3,012,354
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group, Inc.*	7,900	1,622,660

AUTO PARTS & EQUIPMENT—5.4%
Allison Transmission Holdings, Inc.	56,000	1,741,600
BorgWarner, Inc.	36,700	2,392,473
Delphi Automotive PLC.~	29,700	2,041,578
Johnson Controls, Inc.	22,400	1,118,432
WABCO Holdings, Inc.*	15,300	1,634,346
		8,928,429
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	5,000	1,200,300

BIOTECHNOLOGY—4.0%
Aegerion Pharmaceuticals, Inc.*	14,100	452,469
BioMarin Pharmaceutical, Inc.*	10,000	622,100
Celldex Therapeutics, Inc.*	24,800	404,736
Intercept Pharmaceuticals, Inc.*	1,700	402,271
Medivation, Inc.*	8,600	662,888
Orexigen Therapeutics, Inc.*	75,200	464,736
Pharmacyclics, Inc.*	17,100	1,534,041
Portola Pharmaceuticals, Inc.*	18,200	531,076

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	17,100	$1,619,028
		6,693,345
BUILDING PRODUCTS—1.8%
Fortune Brands Home & Security, Inc.	28,400	1,134,012
Lennox International, Inc.	21,000	1,880,970
		3,014,982
COMMUNICATIONS EQUIPMENT—2.0%
ARRIS Group, Inc.*	40,400	1,314,212
CommScope Holding Co., Inc.*	34,900	807,237
F5 Networks, Inc.*	11,400	1,270,416
		3,391,865
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Oshkosh Corp.	23,000	1,277,190

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	9,400	886,232

CONSUMER FINANCE—0.7%
Discover Financial Services	19,600	1,214,808

DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Alliance Data Systems Corp.*,~	7,200	2,025,000
Fiserv, Inc.*	32,000	1,930,240
		3,955,240
DEPARTMENT STORES—1.6%
Burlington Stores, Inc.*	32,100	1,022,706
Macy’s, Inc.	27,800	1,612,956
		2,635,662
DISTRIBUTORS—0.5%
LKQ Corp.*	30,200	806,038

DIVERSIFIED CHEMICALS—0.1%
Eastman Chemical Co.	2,150	187,802

DIVERSIFIED TELECOMMUNICATION—1.1%
Level 3 Communications, Inc.*	42,900	1,883,739

DRUG RETAIL—1.0%
Rite Aid Corp.*	227,300	1,629,741

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Acuity Brands, Inc.	7,900	1,092,175
Hubbell, Inc., Cl. B	7,700	948,255
		2,040,430
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
OSI Systems, Inc.*	11,800	787,650

FOOD RETAIL—1.3%
The Kroger Co.	32,800	1,621,304
Whole Foods Market, Inc.	14,200	548,546
		2,169,850

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—0.9%
GoPro, Inc.*	3,800	$154,090
Insulet Corp.*	21,400	848,938
Wright Medical Group, Inc.*	18,200	571,480
		1,574,508
HEALTH CARE FACILITIES—2.6%
Tenet Healthcare Corporation*	57,200	2,684,968
Universal Health Services, Inc., Cl. B	16,400	1,570,464
		4,255,432
HEALTH CARE SERVICES—0.8%
IPC The Hospitalist Co., Inc.*	28,200	1,247,004

HEALTH CARE TECHNOLOGY—0.7%
athenahealth, Inc.*	9,400	1,176,222

HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	37,900	845,170

HOMEBUILDING—0.5%
Toll Brothers, Inc.*	24,500	904,050

HOTELS RESORTS & CRUISE LINES—2.9%
Royal Caribbean Cruises Ltd.	51,800	2,880,080
Starwood Hotels & Resorts Worldwide, Inc.	24,800	2,004,336
		4,884,416
HOUSEWARES & SPECIALTIES—1.2%
Jarden Corp.*,~	33,200	1,970,420

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	20,800	992,992

INDUSTRIAL MACHINERY—1.6%
Donaldson Co., Inc.	39,300	1,663,176
Ingersoll-Rand PLC.	16,500	1,031,415
		2,694,591
INSURANCE BROKERS—1.1%
Aon PLC.	12,297	1,107,837
Arthur J Gallagher & Co.	15,700	731,620
		1,839,457
INTERNET RETAIL—1.0%
NetFlix, Inc.*	800	352,480
TripAdvisor, Inc.*	11,900	1,293,054
		1,645,534
INTERNET SOFTWARE & SERVICES—3.1%
AOL, Inc.*	12,600	501,354
Cornerstone OnDemand, Inc.*	30,500	1,403,610
Demandware, Inc.*	12,900	894,873
OpenTable, Inc.*	12,243	1,268,375
Trulia, Inc.*	21,900	1,037,622
		5,105,834

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—1.0%
SeaWorld Entertainment, Inc.	60,400	$1,711,132

LEISURE PRODUCTS—1.6%
Brunswick Corp.	23,900	1,006,907
Hasbro, Inc.~	31,100	1,649,855
		2,656,762
LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	20,900	1,075,096

LIFE SCIENCES TOOLS & SERVICES—0.3%
Genfit*	12,100	430,782

MANAGED HEALTH CARE—2.0%
Cigna Corp.~	36,600	3,366,102

METAL & GLASS CONTAINERS—1.0%
Crown Holdings, Inc.*	34,100	1,696,816

OIL & GAS DRILLING—0.5%
Seadrill Ltd.^	19,400	775,030

OIL & GAS EQUIPMENT & SERVICES—0.6%
Cameron International Corp.*^	14,300	968,253

OIL & GAS EXPLORATION & PRODUCTION—5.7%
Cabot Oil & Gas Corp.^	59,500	2,031,330
Denbury Resources, Inc.	105,200	1,941,992
Northern Oil and Gas, Inc.*	13,000	211,770
Parsley Energy, Inc.*	110,000	2,647,700
Rosetta Resources, Inc.*^	13,000	713,050
Whiting Petroleum Corp.*^	24,800	1,990,200
		9,536,042
OIL & GAS REFINING & MARKETING—0.1%
HollyFrontier Corp.	2,000	87,380

ORTHOPEDIC DEVICES—0.7%
Air Methods Corp.*	23,600	1,218,940

PACKAGED FOODS & MEATS—0.9%
Mead Johnson Nutrition Co., Cl. A	16,200	1,509,354

PAPER PACKAGING—1.0%
Graphic Packaging Holding Co.*	142,600	1,668,420

PHARMACEUTICALS—1.3%
Jazz Pharmaceuticals PLC.*	8,400	1,234,884
Salix Pharmaceuticals Ltd.*	7,400	912,790
		2,147,674
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	9,200	1,162,788

REGIONAL BANKS—0.4%
Signature Bank*	5,300	668,754

RESEARCH & CONSULTING SERVICES—1.9%
CoStar Group, Inc.*	9,500	1,502,615

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—(CONT.)
IHS, Inc., Cl. A*	6,200	$841,154
Verisk Analytics, Inc., Cl. A*	13,900	834,278
		3,178,047
RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc.*	2,200	1,303,522

SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	23,300	1,062,480

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	25,200	1,703,016
SunEdison, Inc.*	15,000	339,000
		2,042,016
SEMICONDUCTORS—4.8%
Avago Technologies Ltd.	29,900	2,154,893
Cree, Inc.*	12,700	634,365
Micron Technology, Inc.*	45,000	1,482,750
Microsemi Corp.*	56,600	1,514,616
NXP Semiconductor NV*	33,200	2,197,176
		7,983,800
SOFT DRINKS—0.6%
Monster Beverage Corp.*	13,200	937,596

SPECIALIZED FINANCE—0.9%
Moody’s Corp.	17,400	1,525,284

SPECIALTY CHEMICALS—3.5%
Chemtura Corp.*	39,800	1,039,974
Rockwood Holdings, Inc.	24,900	1,892,151
The Sherwin-Williams Co.~	14,300	2,958,813
		5,890,938
SPECIALTY STORES—3.5%
Cabela’s, Inc.*	11,900	742,560
Signet Jewelers Ltd.	11,400	1,260,726
Tiffany & Co.~	13,700	1,373,425
Tractor Supply Co.~	16,600	1,002,640
Ulta Salon, Cosmetics & Fragrance, Inc.*	15,200	1,389,432
		5,768,783
SYSTEMS SOFTWARE—1.4%
CommVault Systems, Inc.*	12,900	634,293
ServiceNow, Inc.*	27,000	1,672,920
		2,307,213
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.2%
Nimble Storage, Inc.*	10,700	328,704
Western Digital Corp.	17,300	1,596,790
		1,925,494

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—1.0%
Lorillard, Inc.	27,800	$1,694,966

TRADING COMPANIES & DISTRIBUTORS—1.4%
MSC Industrial Direct Co., Inc.	7,400	707,736
United Rentals, Inc.*	11,400	1,193,922
WW Grainger, Inc.	1,700	432,259
		2,333,917
TRUCKING—0.6%
Swift Transportation Co.*	37,500	946,125
TOTAL COMMON STOCKS (Cost $142,424,014)		158,948,905

PREFERRED STOCKS—0.2%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*(L3)	67,720	40,632

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L3)	7,214	233,661

TOTAL PREFERRED STOCKS (Cost $287,816)		274,293

MASTER LIMITED PARTNERSHIP—0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
The Carlyle Group LP.	40,700	1,382,172
(Cost $1,365,803)		1,382,172

	CONTRACTS
PURCHASED OPTIONS—%
PUT OPTIONS—%
Nabors Industries Ltd./ July/ 25*,~(L2)	590	—
(Cost $14,331)		—

Total Investments (Cost $144,091,964)(a)	96.5%	160,605,370
Other Assets in Excess of Liabilities	3.5%	5,801,306
NET ASSETS	100.0%	$166,406,676

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
~	All or a portion of this security has been pledged as collateral for written put options.
^	All or a portion of this security has been pledged as collateral for written call options.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $144,728,691, amounted to $15,876,679 which consisted of aggregate gross unrealized appreciation of $19,840,630 and aggregate gross unrealized depreciation of $3,963,951.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ July/ 67.5(L2)	(59)	(5,900)	$(5,605)
Cameron International Corp./ July/ 70	(59)	(5,900)	(16,815)
Cheniere Energy, Inc./ July/ 65	(59)	(5,900)	(1,888)
Cheniere Energy, Inc./ July/ 70	(119)	(11,900)	(16,779)
Hess Corp./ July/ 95	(59)	(5,900)	(3,127)
Hess Corp./ July/ 97.5	(59)	(5,900)	(6,372)
HollyFrontier Corp./ July/ 50(L2)	(89)	(8,900)	(50,730)
HollyFrontier Corp./ July/ 54.5(L2)	(10)	(1,000)	(9,800)
Nabors Industries Ltd./ July/ 27	(88)	(8,800)	(704)
Nabors Industries Ltd./ July/ 28	(353)	(35,300)	(7,413)
Nabors Industries Ltd./ July/ 29	(147)	(14,700)	(8,379)
Nabors Industries Ltd./ July/ 30	(149)	(14,900)	(16,241)
Northern Oil and Gas, Inc./ July/ 17	(147)	(14,700)	(14,700)
Northern Oil and Gas, Inc./ July/ 18	(296)	(29,600)	(54,760)
PDC Energy, Inc./ August/ 65	(60)	(6,000)	(29,400)
PDC Energy, Inc./ July/ 65	(30)	(3,000)	(10,200)
Pioneer Natural Resources Co./ July/ 210	(8)	(800)	(680)
Pioneer Natural Resources Co./ July/ 215	(15)	(1,500)	(2,070)
Pioneer Natural Resources Co./ July/ 220	(15)	(1,500)	(3,720)
Pioneer Natural Resources Co./ July/ 225	(8)	(800)	(3,280)
QEP Resources, Inc./ July/ 34(L2)	(89)	(8,900)	(2,670)
QEP Resources, Inc./ July/ 35	(149)	(14,900)	(12,665)
Superior Energy Services, Inc./ July/ 35(L2)	(177)	(17,700)	(6,195)
Whiting Petroleum Corp./ July/ 70	(59)	(5,900)	(590)
Whiting Petroleum Corp./ July/ 72.5(L2)	(59)	(5,900)	(885)
Whiting Petroleum Corp./ July/ 75(L2)	(147)	(14,700)	(5,880)
Whiting Petroleum Corp./ July/ 77.5	(89)	(8,900)	(8,900)
Whiting Petroleum Corp./ July/ 80	(59)	(5,900)	(13,275)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(508,179))			(313,723)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ July/ 35	(30)	(3,000)	(1,500)
Cabot Oil & Gas Corp./ July/ 37.5	(59)	(5,900)	(590)
Cameron International Corp./ July/ 62.5(L2)	(59)	(5,900)	(28,320)
Rosetta Resources, Inc./ July/ 45	(26)	(2,600)	(26,780)
Rosetta Resources, Inc./ July/ 50	(89)	(8,900)	(46,280)
Seadrill Ltd./ July/ 38	(45)	(4,500)	(9,450)
Seadrill Ltd./ July/ 39	(45)	(4,500)	(6,075)
Seadrill Ltd./ July/ 40	(30)	(3,000)	(2,100)

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
CALL OPTIONS WRITTEN
Whiting Petroleum Corp./ July/ 72.5(L2)	(29)	(2,900)	$(21,170)
Whiting Petroleum Corp./ July/ 77.5	(179)	(17,900)	(59,070)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(158,565))			(201,335)
TOTAL OPTIONS WRITTEN (Premiums Received $(666,744))			$(515,058)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—96.8%
ADVERTISING—0.7%
Lamar Advertising Co., Cl. A	6,634	$351,602

AEROSPACE & DEFENSE—1.6%
B/E Aerospace, Inc.*	5,075	469,387
Hexcel Corp.*	9,595	392,435
		861,822
AIRLINES—0.8%
Alaska Air Group, Inc.	4,605	437,705

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Kate Spade & Co.*	10,855	414,010

APPAREL RETAIL—0.7%
DSW, Inc., Cl. A	12,615	352,463

APPLICATION SOFTWARE—3.1%
ANSYS, Inc.*	3,435	260,442
Aspen Technology, Inc.*	11,475	532,440
PTC, Inc.*	10,500	407,400
Synchronoss Technologies, Inc.*	13,020	455,179
		1,655,461
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Evercore Partners, Inc., Cl. A	6,935	399,733

AUTO PARTS & EQUIPMENT—3.1%
Allison Transmission Holdings, Inc.	13,630	423,893
American Axle & Manufacturing Holdings, Inc.*	18,260	344,931
Tenneco, Inc.*	5,205	341,969
WABCO Holdings, Inc.*	5,005	534,634
		1,645,427
AUTO RETAIL STORES—0.9%
Penske Automotive Group, Inc.	9,230	456,885

BIOTECHNOLOGY—5.5%
ACADIA Pharmaceuticals, Inc.*	7,070	159,711
Alkermes PLC.*	7,825	393,832
Celldex Therapeutics, Inc.*	8,935	145,819
Cepheid, Inc.*	8,315	398,621
Cubist Pharmaceuticals, Inc.*	6,280	438,470
Intercept Pharmaceuticals, Inc.*	680	160,908
Medivation, Inc.*	1,695	130,651
Neurocrine Biosciences, Inc.*	10,565	156,785
Pharmacyclics, Inc.*	4,145	371,848
Portola Pharmaceuticals, Inc.*	6,750	196,965
Puma Biotechnology, Inc.*	2,010	132,660
Synageva BioPharma Corp.*	1,995	209,076
		2,895,346
BUILDING PRODUCTS—2.0%
AO Smith Corp.	7,925	392,922

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—(CONT.)
Fortune Brands Home & Security, Inc.	5,195	$207,436
Lennox International, Inc.	5,205	466,212
		1,066,570
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	19,900	444,367

COMMUNICATIONS EQUIPMENT—2.5%
ARRIS Group, Inc.*	15,775	513,161
CommScope Holding Co., Inc.*	21,980	508,397
JDS Uniphase Corp.*	23,480	292,796
		1,314,354
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Oshkosh Corp.	8,770	486,998

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	4,535	427,560

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Broadridge Financial Solutions	7,735	322,086
MAXIMUS, Inc.	10,810	465,046
Total System Services, Inc.	16,930	531,771
WEX, Inc.*	4,145	435,101
		1,754,004
DISTRIBUTORS—0.7%
LKQ Corp.*	12,815	342,032

DRUG RETAIL—0.8%
Rite Aid Corp.*	61,020	437,513

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	11,525	529,804

ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
Acuity Brands, Inc.	3,490	482,492
Hubbell, Inc., Cl. B	3,865	475,975
		958,467
ELECTRONIC EQUIPMENT MANUFACTURERS—1.6%
FEI Co.	4,745	430,514
OSI Systems, Inc.*	6,400	427,200
		857,714
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Waste Connections, Inc.	10,897	529,049

FOOD DISTRIBUTORS—0.7%
United Natural Foods, Inc.*	5,850	380,835

HEALTH CARE EQUIPMENT—2.5%
Insulet Corp.*	14,515	575,810
Thoratec Corp.*	7,600	264,936
Wright Medical Group, Inc.*	14,840	465,976
		1,306,722

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—2.8%
Healthsouth Corp.	13,310	$477,430
Tenet Healthcare Corporation*	10,345	485,594
Universal Health Services, Inc., Cl. B	5,520	528,595
		1,491,619
HEALTH CARE SUPPLIES—1.7%
Align Technology, Inc.*	10,080	564,883
Endologix, Inc.*	21,740	330,666
		895,549
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc.*	2,625	328,466
HMS Holdings Corp.*	10,850	221,449
		549,915
HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	14,770	331,143

HOUSEWARES & SPECIALTIES—1.7%
Jarden Corp.*	8,095	480,438
Tupperware Brands Corp.	4,695	392,972
		873,410
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
Robert Half International, Inc.	11,725	559,752

INDUSTRIAL MACHINERY—4.0%
Actuant Corp., Cl. A	10,915	377,331
Donaldson Co., Inc.	12,600	533,232
Graco, Inc.	5,745	448,570
Nordson Corp.	4,315	346,020
Watts Water Technologies, Inc.	6,810	420,381
		2,125,534
INSURANCE BROKERS—0.7%
Arthur J Gallagher & Co.	7,425	346,005

INTERNET SOFTWARE & SERVICES—2.6%
Cornerstone OnDemand, Inc.*	7,335	337,557
DealerTrack Holdings, Inc.*	8,980	407,153
Demandware, Inc.*	4,710	326,733
Trulia, Inc.*	5,775	273,619
		1,345,062
INVESTMENT BANKING & BROKERAGE—0.8%
LPL Financial Holdings, Inc.	7,910	393,443

IT CONSULTING & OTHER SERVICES—0.7%
Gartner, Inc.*	4,870	343,432

LEISURE FACILITIES—1.0%
Six Flags Entertainment Corp.	12,035	512,089

LEISURE PRODUCTS—2.1%
Brunswick Corp.	8,095	341,042

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
Hanesbrands, Inc.	4,280	$421,323
Polaris Industries, Inc.	2,635	343,183
		1,105,548
MANAGED HEALTH CARE—1.5%
Molina Healthcare, Inc.*	12,000	535,560
WellCare Health Plans, Inc.*	3,700	276,242
		811,802
METAL & GLASS CONTAINERS—0.9%
Crown Holdings, Inc.*	9,215	458,538

OIL & GAS DRILLING—0.6%
Nabors Industries Ltd.	10,905	320,280

OIL & GAS EQUIPMENT & SERVICES—1.0%
Hornbeck Offshore Services, Inc.*	5,645	264,863
Oceaneering International, Inc.	3,565	278,534
		543,397
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Denbury Resources, Inc.	20,155	372,061
Northern Oil and Gas, Inc.*	17,285	281,573
Parsley Energy, Inc.*	13,360	321,575
QEP Resources, Inc.	12,045	415,552
Rosetta Resources, Inc.*	5,855	321,147
Whiting Petroleum Corp.*	7,100	569,775
		2,281,683
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Targa Resources Corp.	2,490	347,529

PACKAGED FOODS & MEATS—1.7%
B&G Foods, Inc.	12,855	420,230
Hain Celestial Group, Inc.*	5,180	459,673
		879,903
PAPER PACKAGING—1.8%
Graphic Packaging Holding Co.*	33,950	397,215
Packaging Corp., of America	7,820	559,052
		956,267
PHARMACEUTICALS—1.7%
Jazz Pharmaceuticals PLC.*	2,710	398,397
Pacira Pharmaceuticals, Inc.*	1,995	183,261
Salix Pharmaceuticals Ltd.*	2,535	312,692
		894,350
RAILROADS—0.6%
Genesee & Wyoming, Inc., Cl. A*	3,075	322,875

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	3,575	451,844

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—1.6%
Investors Bancorp, Inc.	26,135	$288,792
Signature Bank*	4,255	536,896
		825,688
RESEARCH & CONSULTING SERVICES—0.7%
CoStar Group, Inc.*	2,150	340,066

RESTAURANTS—1.3%
Dunkin’ Brands Group, Inc.	6,910	316,547
Red Robin Gourmet Burgers, Inc.*	5,480	390,176
		706,723
SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.	7,277	491,780
SunEdison, Inc.*	18,455	417,083
		908,863
SEMICONDUCTORS—3.1%
Cree, Inc.*	5,435	271,478
Freescale Semiconductor Holdings Ltd.*	15,725	369,538
Microsemi Corp.*	17,895	478,870
RF Micro Devices, Inc.*	55,825	535,362
		1,655,248
SPECIALIZED CONSUMER SERVICES—0.8%
Service Corp. International	20,025	414,918

SPECIALIZED FINANCE—0.6%
CBOE Holdings, Inc.	6,500	319,865

SPECIALTY CHEMICALS—3.7%
Chemtura Corp.*	20,006	522,757
PolyOne Corp.	10,616	447,358
Rockwood Holdings, Inc.	7,160	544,089
The Valspar Corp.	5,865	446,854
		1,961,058
SPECIALTY STORES—2.3%
Cabela’s, Inc.*	5,230	326,352
Signet Jewelers Ltd.	4,120	455,631
Ulta Salon, Cosmetics & Fragrance, Inc.*	4,585	419,115
		1,201,098
SYSTEMS SOFTWARE—2.0%
CommVault Systems, Inc.*	5,090	250,275
Proofpoint, Inc.*	4,210	157,707
ServiceNow, Inc.*	6,135	380,125
Tableau Software, Inc., Cl. A*	3,910	278,900
		1,067,007
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.8%
Nimble Storage, Inc.*	6,125	188,160

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(CONT.)
Stratasys Ltd.*	1,875	$213,056
		401,216
THRIFTS & MORTGAGE FINANCE—0.2%
Ocwen Financial Corp.*	3,440	127,624

TRADING COMPANIES & DISTRIBUTORS—2.4%
HD Supply Holdings, Inc.*	13,260	376,452
MSC Industrial Direct Co., Inc.	4,795	458,594
United Rentals, Inc.*	4,180	437,771
		1,272,817
TRUCKING—0.6%
Swift Transportation Co.*	12,635	318,781
TOTAL COMMON STOCKS (Cost $41,330,037)		50,968,384

PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L3)	3,330	107,859
(Cost $107,859)		107,859

REAL ESTATE INVESTMENT TRUST—1.9%
HEALTH CARE—0.5%
Omega Healthcare Investors, Inc.	6,920	255,071

RETAIL—0.6%
Taubman Centers, Inc.	4,210	319,160

SPECIALIZED—0.8%
Sovran Self Storage, Inc.	5,420	418,695

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $950,263)		992,926

Total Investments (Cost $42,388,159)(a)	98.9%	52,069,169
Other Assets in Excess of Liabilities	1.1%	596,501
NET ASSETS	100.0%	$52,665,670

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $42,472,203, amounted to $9,596,966 which consisted of aggregate gross unrealized appreciation of $10,199,831 and aggregate gross unrealized depreciation of $602,865.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—94.1%
AEROSPACE & DEFENSE—1.4%
Esterline Technologies Corp.*	23,250	$2,676,540
Hexcel Corp.*	73,600	3,010,240
		5,686,780
AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	72,600	3,659,040

AIRLINES—0.8%
Spirit Airlines, Inc.*	55,900	3,535,116

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
G-III Apparel Group Ltd.*	54,500	4,450,470
Kate Spade & Co.*	76,900	2,932,966
		7,383,436
APPAREL RETAIL—1.2%
ANN, Inc.*	53,000	2,180,420
DSW, Inc., Cl. A	96,900	2,707,386
		4,887,806
APPLICATION SOFTWARE—4.6%
Aspen Technology, Inc.*	88,100	4,087,840
Gigamon, Inc.*	132,600	2,537,964
PTC, Inc.*	98,300	3,814,040
Synchronoss Technologies, Inc.*	108,600	3,796,656
Tyler Technologies, Inc.*	33,500	3,055,535
Ultimate Software Group, Inc.*	13,700	1,892,929
		19,184,964
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Evercore Partners, Inc., Cl. A	43,500	2,507,340
Financial Engines, Inc.	49,200	2,227,776
WisdomTree Investments, Inc.*	93,200	1,151,952
		5,887,068
AUTO PARTS & EQUIPMENT—1.5%
American Axle & Manufacturing Holdings, Inc.*	187,400	3,539,986
Tenneco, Inc.*	40,700	2,673,990
		6,213,976
AUTOMOTIVE RETAIL—1.7%
Lithia Motors, Inc., Cl. A	37,700	3,546,439
Monro Muffler Brake, Inc.	69,200	3,680,748
		7,227,187
BIOTECHNOLOGY—7.7%
ACADIA Pharmaceuticals, Inc.*	77,100	1,741,689
Aegerion Pharmaceuticals, Inc.*	31,600	1,014,044
Arrowhead Research Corp.*	72,400	1,036,044
Bluebird Bio, Inc.*	39,700	1,531,229
Celldex Therapeutics, Inc.*	83,400	1,361,088
Cepheid, Inc.*	89,100	4,271,454

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Foundation Medicine, Inc.*	51,600	$1,391,136
Intercept Pharmaceuticals, Inc.*	6,200	1,467,106
InterMune, Inc.*	28,000	1,236,200
Ironwood Pharmaceuticals, Inc.*	237,000	3,633,210
Isis Pharmaceuticals, Inc.*	45,300	1,560,585
Neuralstem, Inc.*	235,400	993,388
Neurocrine Biosciences, Inc.*	87,200	1,294,048
Orexigen Therapeutics, Inc.*	286,300	1,769,334
Portola Pharmaceuticals, Inc.*	80,900	2,360,662
Puma Biotechnology, Inc.*	20,400	1,346,400
Synageva BioPharma Corp.*	24,400	2,557,120
TESARO, Inc.*	46,000	1,431,060
		31,995,797
BROADCASTING—1.2%
Cumulus Media, Inc., Cl. A*	487,000	3,209,330
Nexstar Broadcasting Group, Inc.	37,300	1,925,053
		5,134,383
BUILDING PRODUCTS—1.9%
AO Smith Corp.	79,900	3,961,442
NCI Building Systems, Inc.*	210,700	4,093,901
		8,055,343
COMMODITY CHEMICALS—1.0%
Calgon Carbon Corp.*	180,300	4,026,099

COMMUNICATIONS EQUIPMENT—2.6%
Applied Optoelectronics, Inc.*	63,500	1,473,200
ARRIS Group, Inc.*	127,600	4,150,828
CalAmp Corp.*	136,100	2,947,926
Ciena Corp.*	102,300	2,215,818
		10,787,772
CONSTRUCTION & ENGINEERING—0.5%
Primoris Services Corp.	78,000	2,249,520

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	35,600	3,356,368

CONSUMER FINANCE—0.8%
Portfolio Recovery Associates, Inc.*	52,900	3,149,137

DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Blackhawk Network Holdings, Inc.*	105,500	2,977,210
MAXIMUS, Inc.	90,900	3,910,518
WEX, Inc.*	37,800	3,967,866
		10,855,594
EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	91,700	4,215,449

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC COMPONENTS—0.8%
Belden, Inc.	42,600	$3,329,616

ELECTRONIC EQUIPMENT MANUFACTURERS—2.8%
Cognex Corp.*	62,600	2,403,840
Control4 Corp.*	74,000	1,447,440
FEI Co.	41,300	3,747,149
OSI Systems, Inc.*	57,900	3,864,825
		11,463,254
FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	53,800	3,502,380

HEALTH CARE EQUIPMENT—2.8%
Insulet Corp.*	117,300	4,653,291
Thoratec Corp.*	77,000	2,684,220
Wright Medical Group, Inc.*	134,300	4,217,020
		11,554,531
HEALTH CARE FACILITIES—2.0%
Acadia Healthcare Co., Inc.*	91,300	4,154,150
Healthsouth Corp.	114,300	4,099,941
		8,254,091
HEALTH CARE SERVICES—0.9%
Team Health Holdings, Inc.*	79,000	3,945,260

HEALTH CARE SUPPLIES—1.7%
Align Technology, Inc.*	78,400	4,393,536
Endologix, Inc.*	175,400	2,667,834
		7,061,370
HEALTH CARE TECHNOLOGY—1.2%
athenahealth, Inc.*	16,500	2,064,645
HMS Holdings Corp.*	148,100	3,022,721
		5,087,366
HOMEBUILDING—0.7%
Taylor Morrison Home Corp., Cl. A*	123,400	2,766,628

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
On Assignment, Inc.*	130,400	4,638,328

INDUSTRIAL MACHINERY—4.4%
Actuant Corp., Cl. A	97,300	3,363,661
Middleby Corp.*	33,800	2,795,936
RBC Bearings, Inc.	45,500	2,914,275
Rexnord Corp.*	115,200	3,242,880
The ExOne Co.*	43,800	1,735,356
Watts Water Technologies, Inc.	66,900	4,129,737
		18,181,845
INTERNET SOFTWARE & SERVICES—3.9%
Cornerstone OnDemand, Inc.*	62,600	2,880,852
DealerTrack Holdings, Inc.*	86,200	3,908,308

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Demandware, Inc.*	43,200	$2,996,784
SPS Commerce, Inc.*	46,500	2,938,335
Trulia, Inc.*	69,000	3,269,220
		15,993,499
IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	106,900	2,926,922

LEISURE FACILITIES—1.7%
Life Time Fitness, Inc.*	51,150	2,493,051
Six Flags Entertainment Corp.	105,100	4,472,005
		6,965,056
LEISURE PRODUCTS—1.0%
Brunswick Corp.	99,100	4,175,083

LIFE SCIENCES TOOLS & SERVICES—0.9%
ICON PLC.#*	80,300	3,782,933

MANAGED HEALTH CARE—1.1%
Molina Healthcare, Inc.*	99,600	4,445,148

METALS & MINING—0.6%
US Silica Holdings, Inc.	46,100	2,555,784

OFFICE SERVICES & SUPPLIES—0.8%
Herman Miller, Inc.	103,900	3,141,936

OIL & GAS EQUIPMENT & SERVICES—0.9%
Bristow Group, Inc.	26,400	2,128,368
Hornbeck Offshore Services, Inc.*	35,500	1,665,660
		3,794,028
OIL & GAS EXPLORATION & PRODUCTION—5.0%
Approach Resources, Inc.*	103,100	2,343,463
Kodiak Oil & Gas Corp.*	174,000	2,531,700
Northern Oil and Gas, Inc.*	292,400	4,763,196
Parsley Energy, Inc.*	142,800	3,437,196
PDC Energy, Inc.*	55,100	3,479,565
Rosetta Resources, Inc.*	77,500	4,250,875
		20,805,995
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	108,600	3,550,134
Hain Celestial Group, Inc.*	47,250	4,192,965
		7,743,099
PAPER PACKAGING—0.9%
Graphic Packaging Holding Co.*	320,400	3,748,680

PAPER PRODUCTS—0.8%
KapStone Paper and Packaging Corp.*	94,500	3,130,785

PHARMACEUTICALS—1.5%
AcelRx Pharmaceuticals, Inc.*	143,900	1,474,975
Aratana Therapeutics, Inc.*	57,300	894,453

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Horizon Pharma, Inc.*	117,200	$1,854,104
Pacira Pharmaceuticals, Inc.*	20,500	1,883,130
		6,106,662
REGIONAL BANKS—1.2%
Investors Bancorp, Inc.	225,400	2,490,670
ViewPoint Financial Group, Inc.	100,800	2,712,528
		5,203,198
RESTAURANTS—2.3%
Fiesta Restaurant Group, Inc.*	80,900	3,754,569
Papa John’s International, Inc.	73,100	3,098,709
Popeyes Louisiana Kitchen, Inc.*	63,800	2,788,698
		9,641,976
SEMICONDUCTOR EQUIPMENT—0.8%
GT Advanced Technologies, Inc.*	170,000	3,162,000

SEMICONDUCTORS—4.5%
Applied Micro Circuits Corporation*	130,500	1,410,705
Intersil Corp.	206,100	3,081,195
Microsemi Corp.*	144,100	3,856,116
Power Integrations, Inc.	54,400	3,130,176
RF Micro Devices, Inc.*	438,500	4,205,215
Semtech Corp.*	119,500	3,124,925
		18,808,332
SPECIALIZED CONSUMER SERVICES—0.6%
Sotheby’s	54,900	2,305,251

SPECIALTY CHEMICALS—2.7%
Chemtura Corp.*	161,600	4,222,608
Cytec Industries, Inc.	27,700	2,920,134
PolyOne Corp.	98,200	4,138,148
		11,280,890
SPECIALTY STORES—0.7%
Five Below, Inc.*	72,840	2,907,044

SYSTEMS SOFTWARE—1.8%
CommVault Systems, Inc.*	43,500	2,138,895
FleetMatics Group PLC.*	85,700	2,771,538
Proofpoint, Inc.*	69,000	2,584,740
		7,495,173
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.3%
Nimble Storage, Inc.*	41,500	1,274,880

THRIFTS & MORTGAGE FINANCE—0.3%
MGIC Investment Corp.*	133,630	1,234,741

TRADING COMPANIES & DISTRIBUTORS—1.6%
Beacon Roofing Supply, Inc.*	100,180	3,317,962

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—(CONT.)
H&E Equipment Services, Inc.*	97,600	$3,546,784
		6,864,746
TRUCKING—1.0%
Swift Transportation Co.*	157,400	3,971,202

TOTAL COMMON STOCKS (Cost $315,095,227)		390,740,547

PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(L3)	22,595	731,852
(Cost $731,852)		731,852

RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Neuralstem, Inc., 1/8/2019*(L2)	133,150	77,227
(Cost $0)		77,227

REAL ESTATE INVESTMENT TRUST—2.3%
HEALTH CARE—0.6%
Healthcare Realty Trust, Inc.	96,300	2,447,946

OFFICE—0.9%
Dupont Fabros Technology, Inc.	129,800	3,499,408

SPECIALIZED—0.8%
Sovran Self Storage, Inc.	45,100	3,483,975

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $8,949,625)		9,431,329

Total Investments (Cost $324,776,704)(a)	96.6%	400,980,955
Other Assets in Excess of Liabilities	3.4%	13,948,000
NET ASSETS	100.0%	$414,928,955

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $326,736,503, amounted to $74,244,452 which consisted of aggregate gross unrealized appreciation of $81,994,621 and aggregate gross unrealized depreciation of $7,750,169.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—93.9%
ADVERTISING—0.5%
Choicestream, Inc.*(L3)	1,723	$1,034
Lamar Advertising Co., Cl. A	3,500	185,500
		186,534
AEROSPACE & DEFENSE—4.0%
General Dynamics Corp.	2,550	297,202
Honeywell International, Inc.	6,550	608,823
The Boeing Co.	4,200	534,366
		1,440,391
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	2,600	266,916

AIRLINES—0.7%
Copa Holdings SA, Cl. A	1,700	242,369

APPAREL RETAIL—0.5%
L Brands, Inc.	3,100	181,846

ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Ameriprise Financial, Inc.	2,700	324,000
BlackRock, Inc.	1,550	495,380
		819,380
AUTO PARTS & EQUIPMENT—1.6%
Delphi Automotive PLC.	5,900	405,566
Johnson Controls, Inc.	3,450	172,258
		577,824
AUTOMOBILE MANUFACTURERS—0.6%
General Motors Co.	5,450	197,835

BIOTECHNOLOGY—0.8%
Amgen, Inc.	2,500	295,925

CABLE & SATELLITE—2.0%
Comcast Corporation, Cl. A	9,150	491,172
Time Warner Cable, Inc.	1,450	213,585
		704,757
CASINOS & GAMING—0.9%
Las Vegas Sands Corp.	4,150	316,313

COMMUNICATIONS EQUIPMENT—2.6%
Cisco Systems, Inc.	18,250	453,512
QUALCOMM, Inc.	5,800	459,360
		912,872
CONSUMER FINANCE—0.7%
Discover Financial Services	4,300	266,514

DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Xerox Corp.	21,150	263,106

DIVERSIFIED BANKS—4.4%
JPMorgan Chase & Co.	13,750	792,275

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Wells Fargo & Co.	14,700	$772,632
		1,564,907
DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	5,700	293,322

DRUG RETAIL—1.4%
CVS Caremark Corp.	6,400	482,368

ELECTRIC UTILITIES—0.9%
The Southern Co.	7,250	329,005

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC.	3,600	277,848

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	4,900	186,004

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	5,900	341,905

HEALTH CARE EQUIPMENT—0.8%
St. Jude Medical, Inc.	4,300	297,775

HOME IMPROVEMENT RETAIL—1.7%
The Home Depot, Inc.	7,550	611,248

HOTELS RESORTS & CRUISE LINES—0.5%
Royal Caribbean Cruises Ltd.	3,200	177,920

HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	6,666	523,881

HYPERMARKETS & SUPER CENTERS—1.1%
Wal-Mart Stores, Inc.	5,250	394,118

INDUSTRIAL CONGLOMERATES—2.4%
General Electric Co.	32,400	851,472

INTEGRATED OIL & GAS—5.9%
Exxon Mobil Corp.	11,650	1,172,922
Royal Dutch Shell PLC.#	11,350	934,899
		2,107,821
INTEGRATED TELECOMMUNICATION SERVICES—3.2%
AT&T, Inc.	10,800	381,888
Verizon Communications, Inc.	15,809	773,534
		1,155,422
INTERNET SOFTWARE & SERVICES—2.3%
Google, Inc., Cl. A*	700	409,269
Google, Inc., Cl. C*	700	402,696
		811,965
INVESTMENT BANKING & BROKERAGE—1.6%
Morgan Stanley	18,050	583,557

IT CONSULTING & OTHER SERVICES—1.2%
International Business Machines Corp.	2,450	444,112

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—0.9%
Six Flags Entertainment Corp.	7,450	$316,998

LEISURE PRODUCTS—0.5%
Hasbro, Inc.	3,150	167,108

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	2,100	186,417

MANAGED HEALTH CARE—1.3%
Aetna, Inc.	5,900	478,372

OIL & GAS EQUIPMENT & SERVICES—1.3%
Halliburton Company	6,550	465,116

OIL & GAS EXPLORATION & PRODUCTION—2.3%
ConocoPhillips	7,150	612,970
Denbury Resources, Inc.	11,550	213,213
		826,183
OIL & GAS REFINING & MARKETING—0.6%
HollyFrontier Corp.	4,600	200,974

OIL, GAS & CONSUMABLE FUELS—0.7%
The Williams Cos., Inc.	4,400	256,124

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	3,072	184,166

PHARMACEUTICALS—8.9%
AbbVie, Inc.	7,200	406,368
Eli Lilly & Co.	7,300	453,841
Johnson & Johnson	8,300	868,346
Merck & Co., Inc.	9,100	526,435
Pfizer, Inc.	20,036	594,668
Roche Holding AG#	8,600	320,780
		3,170,438
RAILROADS—1.7%
CSX Corp.	19,350	596,173

REGIONAL BANKS—0.5%
Regions Financial Corp.	16,950	180,009

RESTAURANTS—1.8%
Darden Restaurants, Inc.	3,650	168,886
McDonald’s Corp.	4,850	488,589
		657,475
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	9,400	428,640

SEMICONDUCTOR EQUIPMENT—0.8%
Kla-Tencor Corp.	3,900	283,296

SEMICONDUCTORS—2.2%
Avago Technologies Ltd.	3,150	227,020
Intel Corp.	17,550	542,295
		769,315

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—3.9%
PepsiCo, Inc.	8,550	$763,857
The Coca-Cola Co.	14,700	622,692
		1,386,549
SPECIALIZED FINANCE—1.3%
CME Group, Inc.	6,380	452,661

SPECIALTY CHEMICALS—1.2%
Rockwood Holdings, Inc.	5,500	417,945

SPECIALTY STORES—0.6%
Tiffany & Co.	2,250	225,563

SYSTEMS SOFTWARE—2.4%
Microsoft Corp.	20,550	856,935

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.7%
Apple, Inc.	17,850	1,658,800
Seagate Technology PLC.	6,650	377,853
		2,036,653
TOBACCO—2.4%
Altria Group, Inc.	13,800	578,772
Lorillard, Inc.	4,650	283,510
		862,282
TOTAL COMMON STOCKS (Cost $24,386,581)		33,512,624

PREFERRED STOCKS—0.0%
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*(L3)	14,862	8,917
(Cost $11,885)		8,917

MASTER LIMITED PARTNERSHIP—1.6%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
The Blackstone Group LP.	16,850	563,464
(Cost $384,805)		563,464

REAL ESTATE INVESTMENT TRUST—2.4%
HEALTH CARE—0.8%
Health Care REIT, Inc.	4,750	297,683

RETAIL—0.9%
Simon Property Group, Inc.	1,850	307,618

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.7%
Plum Creek Timber Co., Inc.	5,750	$259,325
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $766,727)		864,626

Total Investments (Cost $25,549,998)(a)	97.9%	34,949,631
Other Assets in Excess of Liabilities	2 .1%	735,747

NET ASSETS	100.0%	$35,685,378

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $25,530,423, amounted to $9,419,208 which consisted of aggregate gross unrealized appreciation of $9,560,713 and aggregate gross unrealized depreciation of $141,505.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ June 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—61.0%
ADVERTISING—0.3%
Lamar Advertising Co., Cl. A	6,200	$328,600

AEROSPACE & DEFENSE—2.6%
General Dynamics Corp.	4,500	524,475
Honeywell International, Inc.	11,600	1,078,220
The Boeing Co.	7,500	954,225
		2,556,920
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	4,800	492,768

AIRLINES—0.4%
Copa Holdings SA, Cl. A	3,000	427,710

APPAREL RETAIL—0.4%
L Brands, Inc.	5,800	340,228

ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Ameriprise Financial, Inc.	5,100	612,000
BlackRock, Inc.	2,400	767,040
		1,379,040
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC.	10,400	714,896
Johnson Controls, Inc.	6,000	299,580
		1,014,476
AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.	9,400	341,220

BIOTECHNOLOGY—0.5%
Amgen, Inc.	4,400	520,828

CABLE & SATELLITE—1.3%
Comcast Corporation, Cl. A	16,100	864,248
Time Warner Cable, Inc.	2,600	382,980
		1,247,228
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	7,700	586,894

COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems, Inc.	32,100	797,685
QUALCOMM, Inc.	10,200	807,840
		1,605,525
CONSUMER FINANCE—0.5%
Discover Financial Services	7,500	464,850

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Xerox Corp.	37,000	460,280

DIVERSIFIED BANKS—2.8%
JPMorgan Chase & Co.	24,700	1,423,214
Wells Fargo & Co.	25,500	1,340,280
		2,763,494

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.5%
The Dow Chemical Co.	10,100	$519,746

DRUG RETAIL—0.9%
CVS Caremark Corp.	11,000	829,070

ELECTRIC UTILITIES—0.7%
The Southern Co.	13,900	630,782

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	6,400	493,952

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Potash Corporation of Saskatchewan, Inc.	8,600	326,456

GENERAL MERCHANDISE STORES—0.6%
Target Corp.	10,300	596,885

HEALTH CARE EQUIPMENT—0.5%
St. Jude Medical, Inc.	7,500	519,375

HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	12,700	1,028,192

HOTELS RESORTS & CRUISE LINES—0.3%
Royal Caribbean Cruises Ltd.	5,700	316,920

HOUSEHOLD PRODUCTS—0.9%
The Procter & Gamble Co.	11,600	911,644

HYPERMARKETS & SUPER CENTERS—0.7%
Wal-Mart Stores, Inc.	9,200	690,644

INDUSTRIAL CONGLOMERATES—1.6%
General Electric Co.	57,400	1,508,472

INTEGRATED OIL & GAS—3.8%
Exxon Mobil Corp.	20,500	2,063,940
Royal Dutch Shell PLC.#	20,000	1,647,400
		3,711,340
INTEGRATED TELECOMMUNICATION SERVICES—2.2%
AT&T, Inc.	19,900	703,664
Verizon Communications, Inc.	28,708	1,404,682
		2,108,346
INTERNET SOFTWARE & SERVICES—1.6%
Google, Inc., Cl. A*	1,300	760,071
Google, Inc., Cl. C*	1,300	747,864
		1,507,935
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	30,900	998,997

IT CONSULTING & OTHER SERVICES—0.8%
International Business Machines Corp.	4,300	779,461

LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	14,400	612,720

LEISURE PRODUCTS—0.3%
Hasbro, Inc.	5,500	291,775

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE & HEALTH INSURANCE—0.3%
Prudential Financial, Inc.	3,700	$328,449

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	10,300	835,124

OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	11,700	830,817

OIL & GAS EXPLORATION & PRODUCTION—1.5%
ConocoPhillips	12,600	1,080,198
Denbury Resources, Inc.	20,300	374,738
		1,454,936
OIL & GAS REFINING & MARKETING—0.4%
HollyFrontier Corp.	8,100	353,889

OIL, GAS & CONSUMABLE FUELS—0.5%
The Williams Cos., Inc.	7,800	454,038

PACKAGED FOODS & MEATS—0.3%
Kraft Foods Group, Inc.	5,500	329,725

PHARMACEUTICALS—5.7%
AbbVie, Inc.	12,500	705,500
Eli Lilly & Co.	12,700	789,559
Johnson & Johnson	14,500	1,516,990
Merck & Co., Inc.	16,400	948,740
Pfizer, Inc.	35,789	1,062,218
Roche Holding AG#	14,800	552,040
		5,575,047
RAILROADS—1.1%
CSX Corp.	33,400	1,029,054

REGIONAL BANKS—0.3%
Regions Financial Corp.	29,500	313,290

RESTAURANTS—1.2%
Darden Restaurants, Inc.	6,800	314,636
McDonald’s Corp.	8,900	896,586
		1,211,222
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	16,400	747,840

SEMICONDUCTOR EQUIPMENT—0.5%
Kla-Tencor Corp.	6,900	501,216

SEMICONDUCTORS—1.4%
Avago Technologies Ltd.	5,500	396,385
Intel Corp.	31,100	960,990
		1,357,375
SOFT DRINKS—2.6%
PepsiCo, Inc.	14,800	1,322,232
The Coca-Cola Co.	27,400	1,160,664
		2,482,896

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—0.7%
CME Group, Inc.	9,600	$681,120

SPECIALTY CHEMICALS—0.8%
Rockwood Holdings, Inc.	9,600	729,504

SPECIALTY STORES—0.4%
Tiffany & Co.	4,000	401,000

SYSTEMS SOFTWARE—1.6%
Microsoft Corp.	36,200	1,509,540

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.7%
Apple, Inc.	31,500	2,927,295
Seagate Technology PLC.	11,600	659,112
		3,586,407
TOBACCO—1.6%
Altria Group, Inc.	24,100	1,010,754
Lorillard, Inc.	8,300	506,051
		1,516,805
TOTAL COMMON STOCKS (Cost $47,499,761)		59,142,067

MASTER LIMITED PARTNERSHIP—1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	30,000	1,003,200
(Cost $688,374)		1,003,200

REAL ESTATE INVESTMENT TRUST—1.5%
HEALTH CARE—0.6%
Health Care REIT, Inc.	8,900	557,763

RETAIL—0.4%
Simon Property Group, Inc.	2,600	432,328

SPECIALIZED—0.5%
Plum Creek Timber Co., Inc.	10,000	451,000
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,434,430)		1,441,091

	PRINCIPAL AMOUNT
CORPORATE BONDS—28.1%
AGRICULTURAL PRODUCTS—1.2%
Cargill, Inc., 7.35%, 3/6/2019(L2)(a)	1,000,000	1,206,193

COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc., 3.63%, 3/4/2024(L2)	1,250,000	1,287,432

COMPUTER HARDWARE—4.1%
Dell, Inc., 3.10%, 4/1/2016(L2)	1,750,000	1,793,750
Hewlett-Packard Co., 4.38%, 9/15/2021(L2)	2,000,000	2,147,844
		3,941,594

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
John Deere Capital Corp., 2.75%, 3/15/2022(L2)	1,750,000	$1,738,338

DIVERSIFIED BANKS—2.4%
Wachovia Corp., 5.75%, 2/1/2018(L2)	2,000,000	2,291,470

HEALTH CARE EQUIPMENT—2.1%
Baxter International, Inc., 3.20%, 6/15/2023(L2)	2,000,000	1,987,500

INDUSTRIAL CONGLOMERATES—2.4%
General Electric Capital Corp., 6.00%, 8/7/2019(L2)	2,000,000	2,371,750

INTEGRATED OIL & GAS—2.3%
Total Capital SA, 4.45%, 6/24/2020(L2)	2,000,000	2,234,168

INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc., 2.63%, 12/1/2022(L2)	1,500,000	1,439,927
Verizon Communications, Inc., 6.35%, 4/1/2019(L2)	1,300,000	1,538,997
		2,978,924
INVESTMENT BANKING & BROKERAGE—1.8%
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022(L2)	1,500,000	1,738,487

IT CONSULTING & OTHER SERVICES—1.5%
International Business Machines Corp., 1.88%, 8/1/2022(L2)	1,525,000	1,405,734

OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
JPMorgan Chase & Co., 4.35%, 8/15/2021(L2)	2,000,000	2,169,008

PACKAGED FOODS & MEATS—1.9%
Campbell Soup Co., 2.50%, 8/2/2022(L2)	2,000,000	1,885,116
TOTAL CORPORATE BONDS (Cost $27,025,839)		27,235,714

U.S. TREASURY OBLIGATIONS—3.0%
4.25%, 11/15/14(L2)	1,900,000	1,929,539
4.50%, 2/15/16(L2)	940,000	1,004,038
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,899,542)		2,933,577

Total Investments
(Cost $79,547,946)(b)	94.6%	91,755,649
Other Assets in Excess of Liabilities	5.4%	5,227,034

NET ASSETS	100.0%	$96,982,683

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.2% of the net assets of the Portfolio.

(b)

At June 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $79,496,057, amounted to $12,259,592 which consisted of aggregate gross unrealized appreciation of $12,727,210 and aggregate gross unrealized depreciation of $467,618.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities June 30, 2014 (Unaudited)

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$491,297,779	$316,269,524
Cash and cash equivalents	7,284,942	7,627,981
Receivable for investment securities sold	7,866,637	11,381,877
Receivable for shares of beneficial interest sold	536,884	73,421
Dividends and interest receivable	192,091	81,373
Prepaid expenses	6,737	9,679
Total Assets	507,185,070	335,443,855

LIABILITIES:
Payable for investment securities purchased	7,194,722	15,154,530
Payable for shares of beneficial interest redeemed	379,159	218,601
Accrued investment advisory fees	339,272	189,709
Accrued transfer agent fees	22,027	16,210
Accrued distribution fees	4,893	1,005
Accrued administrative fees	11,518	7,348
Accrued shareholder administrative fees	4,189	2,672
Accrued other expenses	99,670	93,699
Total Liabilities	8,055,450	15,683,774
NET ASSETS	$499,129,620	$319,760,081

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	368,888,960	254,661,180
Undistributed net investment income	1,237,414	519,742
Undistributed net realized gain	49,290,507	35,059,798
Net unrealized appreciation on investments	79,712,739	29,519,361
NET ASSETS	$499,129,620	$319,760,081

* Identified cost	$411,585,039	$286,750,162

See Notes to Financial Statements.

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$475,518,770	$315,031,368
Class S	$23,610,850	$4,728,713

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,081,470	4,701,167
Class S	310,268	71,152

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$78.19	$67.01
Class S — Net Asset Value Per Share	$76.10	$66.46

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$160,605,370	$52,069,169
Cash and cash equivalents	6,775,384	291,617
Receivable for investment securities sold	22,042,864	2,309,417
Receivable for shares of beneficial interest sold	111,066	25,883
Dividends and interest receivable	74,615	20,156
Receivable from Investment Manager	—	8,365
Prepaid expenses	12,074	5,964
Total Assets	189,621,373	54,730,571

LIABILITIES:
Payable for investment securities purchased	22,299,901	1,908,728
Payable for shares of beneficial interest redeemed	159,368	73,849
Written options outstanding §	515,058	—
Accrued investment advisory fees	105,214	36,012
Accrued transfer agent fees	10,011	5,097
Accrued distribution fees	1,319	—
Accrued administrative fees	3,807	1,223
Accrued shareholder administrative fees	1,384	445
Accrued other expenses	118,635	39,547
Total Liabilities	23,214,697	2,064,901
NET ASSETS	$166,406,676	$52,665,670

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	172,480,261	31,666,528
Undistributed net investment income	358,636	153,855
Undistributed net realized gain (accumulated realized loss)	(23,097,219)	11,164,277
Net unrealized appreciation on investments	16,664,998	9,681,010
NET ASSETS	$166,406,676	$52,665,670

* Identified cost	$144,091,964	$42,388,159
§ Written options premiums received	$666,744	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$160,165,777	$52,665,670
Class S	$6,240,899	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	8,232,202	5,171,905
Class S	333,773	—

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$19.46	$10.18
Class S — Net Asset Value Per Share	$18.70	$—

See Notes to Financial Statements.

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$400,980,955	$34,949,631
Cash and cash equivalents	7,283,594	284,735
Receivable for investment securities sold	18,760,712	740,317
Receivable for shares of beneficial interest sold	473,213	2,451
Dividends and interest receivable	103,321	42,744
Prepaid expenses	13,107	6,840
Total Assets	427,614,902	36,026,718

LIABILITIES:
Payable for investment securities purchased	11,807,775	256,509
Payable for shares of beneficial interest redeemed	440,933	20,603
Accrued investment advisory fees	287,750	17,713
Accrued transfer agent fees	21,545	3,180
Accrued administrative fees	9,769	833
Accrued shareholder administrative fees	3,553	303
Accrued other expenses	114,622	42,199
Total Liabilities	12,685,947	341,340
NET ASSETS	$414,928,955	$35,685,378

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	283,255,210	31,860,762
Undistributed net investment income	1,230,420	157,327
Undistributed net realized gain (accumulated realized loss)	54,239,073	(5,732,344)
Net unrealized appreciation on investments	76,204,252	9,399,633
NET ASSETS	$414,928,955	$35,685,378

* Identified cost	$324,776,704	$25,549,998

See Notes to Financial Statements.

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
NET ASSETS BY CLASS:
Class I-2	$414,928,955	$35,685,378

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	12,648,945	2,282,008

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$32.80	$15.64

See Notes to Financial Statements.

Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$91,755,649
Cash and cash equivalents	4,196,325
Receivable for investment securities sold	1,297,514
Receivable for shares of beneficial interest sold	16,541
Dividends and interest receivable	409,601
Prepaid expenses	8,458
Total Assets	97,684,088

LIABILITIES:
Payable for investment securities purchased	461,405
Payable for shares of beneficial interest redeemed	126,417
Accrued investment advisory fees	58,384
Accrued transfer agent fees	5,621
Accrued administrative fees	2,261
Accrued shareholder administrative fees	822
Accrued other expenses	46,495
Total Liabilities	701,405
NET ASSETS	$96,982,683

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	94,624,472
Undistributed net investment income	2,370,352
Undistributed net realized gain (accumulated realized loss)	(12,219,844)
Net unrealized appreciation on investments	12,207,703
NET ASSETS	$96,982,683

* Identified cost	$79,547,946

See Notes to Financial Statements.

Alger Balanced Portfolio
NET ASSETS BY CLASS:
Class I-2	$96,982,683

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,831,847

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$14.20

See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Statement of Operations for the six months ended June 30, 2014 (Unaudited)

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$2,782,334	$1,462,954
Interest	7,350	4,293
Total Income	2,789,684	1,467,247

EXPENSES:
Advisory fees — Note 3(a)	1,928,613	1,095,392
Distribution fees — Note 3(c)
Class S	26,293	6,015
Shareholder administrative fees — Note 3(f)	23,810	15,429
Administration fees — Note 3(b)	65,478	42,427
Custodian fees	39,869	29,385
Interest expenses	26	1,549
Transfer agent fees and expenses	45,025	31,747
Printing fees	43,010	52,750
Professional fees	31,314	26,557
Registration fees	1,811	2,334
Trustee fees — Note 3(g)	12,193	12,014
Fund accounting fees	29,338	18,520
Miscellaneous	16,742	10,976
Total Expenses	2,263,522	1,345,095
NET INVESTMENT INCOME	526,162	122,152

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	39,619,116	35,437,532
Net realized gain on foreign currency transactions	6,977	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(9,649,998)	(15,259,757)
Net realized and unrealized gain on investments, options, and foreign currency	29,976,095	20,177,775
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,502,257	$20,299,927

* Foreign withholding taxes	$9,370	$1,142

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$966,781	$297,144
Interest	2,233	180
Total Income	969,014	297,324

EXPENSES:
Advisory fees — Note 3(a)	609,032	270,165
Distribution fees — Note 3(c)
Class S	7,773	—
Shareholder administrative fees — Note 3(f)	8,014	3,335
Administration fees — Note 3(b)	22,038	9,172
Custodian fees	97,059	24,750
Interest expenses	177	1,200
Transfer agent fees and expenses	19,453	9,955
Printing fees	49,775	5,525
Professional fees	18,790	17,493
Registration fees	6,520	2,798
Trustee fees — Note 3(g)	11,917	11,839
Fund accounting fees	9,160	2,485
Miscellaneous	8,005	3,706
Total Expenses	867,713	362,423
Less, expense reimbursements/waivers — Note 3(a)	—	(31,022)
Net Expenses	867,713	331,401
NET INVESTMENT INCOME (LOSS)	101,301	(34,077)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	15,644,056	8,273,039
Net realized gain on options written	3,024,040	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(9,523,811)	(6,239,779)
Net change in unrealized appreciation on written options	60,656	—
Net realized and unrealized gain on investments, options, and foreign currency	9,204,941	2,033,260
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,306,242	$1,999,183

* Foreign withholding taxes	$693	$118

See Notes to Financial Statements.

	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,367,269	$604,367
Interest	1,325	857
Total Income	1,368,594	605,224
EXPENSES:
Advisory fees — Note 3(a)	1,910,151	101,337
Shareholder administrative fees — Note 3(f)	23,582	1,732
Administration fees — Note 3(b)	64,851	4,764
Custodian fees	35,140	17,644
Interest expenses	4,984	14
Transfer agent fees and expenses	48,306	6,116
Printing fees	64,300	11,070
Professional fees	26,242	19,761
Registration fees	3,490	4,260
Trustee fees — Note 3(g)	12,194	11,806
Fund accounting fees	27,991	3,716
Miscellaneous	14,963	2,480
Total Expenses	2,236,194	184,700
NET INVESTMENT INCOME (LOSS)	(867,600)	420,524
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	45,666,651	1,464,283
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(48,633,191)	256,403
Net realized and unrealized gain (loss) on investments, options, and foreign currency	(2,966,540)	1,720,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,834,140)	$2,141,210

* Foreign withholding taxes	$1,049	$4,883

See Notes to Financial Statements.

Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,073,922
Interest	401,465
Total Income	1,475,387
EXPENSES:
Advisory fees — Note 3(a)	333,471
Shareholder administrative fees — Note 3(f)	4,697
Administration fees — Note 3(b)	12,916
Custodian fees	15,760
Transfer agent fees and expenses	10,765
Printing fees	5,575
Professional fees	18,956
Registration fees	2,945
Trustee fees — Note 3(g)	11,842
Fund accounting fees	3,769
Miscellaneous	6,699
Total Expenses	427,395
NET INVESTMENT INCOME	1,047,992
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	1,369,294
Net change in unrealized appreciation on investments, options and foreign currency	2,401,470
Net realized and unrealized gain on investments, options, and foreign currency	3,770,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,818,756

* Foreign withholding taxes	$8,543

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment income	$526,162	$1,378,641
Net realized gain on investments, options and foreign currency	39,626,093	57,504,583
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(9,649,998)	66,928,235
Net increase in net assets resulting from operations	30,502,257	125,811,459
Dividends and distributions to shareholders from:
Net investment income:
Class I-2	—	(1,514,306)
Class S	—	(19,207)
Net realized gains:
Class I-2	—	(47,300,426)
Class S	—	(2,030,390)
Total dividends and distributions to shareholders	—	(50,864,329)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(18,071,833)	44,223,287
Class S	2,484,559	3,200,309
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(15,587,274)	47,423,596
Total increase	14,914,983	122,370,726
Net Assets:
Beginning of period	484,214,637	361,843,911
END OF PERIOD	$499,129,620	$484,214,637
Undistributed net investment income	$1,237,414	$803,310

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment income	$122,152	$1,016,743
Net realized gain on investments, options and foreign currency	35,437,532	66,379,567
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(15,259,757)	21,375,921
Net increase in net assets resulting from operations	20,299,927	88,772,231
Dividends and distributions to shareholders from:
Net investment income:
Class I-2	—	(2,234,492)
Class S	—	(11,174)
Total dividends and distributions to shareholders	—	(2,245,666)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(17,922,703)	(49,176,833)
Class S	(745,585)	(1,338,236)
Net decrease from shares of beneficial interest transactions — Note 6	(18,668,288)	(50,515,069)
Total increase	1,631,639	36,011,496
Net Assets:
Beginning of period	318,128,442	282,116,946
END OF PERIOD	$319,760,081	$318,128,442
Undistributed net investment income	$519,742	$680,357

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment income (loss)	$101,301	$(132,538)
Net realized gain on investments, options and foreign currency	18,668,096	26,949,828
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(9,463,155)	19,530,646
Net increase in net assets resulting from operations	9,306,242	46,347,936
Dividends and distributions to shareholders from:
Net investment income:
Class I-2	—	(473,145)
Total dividends and distributions to shareholders	—	(473,145)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(6,955,651)	(16,969,107)
Class S	(655,017)	(1,683,302)
Net decrease from shares of beneficial interest transactions — Note 6	(7,610,668)	(18,652,409)
Total increase	1,695,574	27,222,382
Net Assets:
Beginning of period	164,711,102	137,488,720
END OF PERIOD	$166,406,676	$164,711,102
Undistributed net investment income	$358,636	$15,655

See Notes to Financial Statements.

	Alger SMid Cap Growth Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment loss	$(34,077)	$(57,168)
Net realized gain on investments, options and foreign currency	8,273,039	12,264,739
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(6,239,779)	8,433,763
Net increase in net assets resulting from operations	1,999,183	20,641,334
Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	—	(13,265,810)
Total dividends and distributions to shareholders	—	(13,265,810)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(25,586,414)	2,256,602
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(25,586,414)	2,256,602
Total increase (decrease)	(23,587,231)	9,632,126
Net Assets:
Beginning of period	76,252,901	66,620,775
END OF PERIOD	$52,665,670	$76,252,901
Undistributed net investment income	$153,855	$73,214

See Notes to Financial Statements.

	Alger Small Cap Growth Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment loss	$(867,600)	$(1,919,578)
Net realized gain on investments, options and foreign currency	45,666,651	78,790,311
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(48,633,191)	67,432,819
Net increase (decrease) in net assets resulting from operations	(3,834,140)	144,303,552
Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	—	(64,194,959)
Total dividends and distributions to shareholders	—	(64,194,959)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(96,460,009)	(12,607,988)
Net decrease from shares of beneficial interest transactions — Note 6	(96,460,009)	(12,607,988)
Total increase (decrease)	(100,294,149)	67,500,605
Net Assets:
Beginning of period	515,223,104	447,722,499
END OF PERIOD	$414,928,955	$515,223,104
Undistributed net investment income	$1,230,420	$72,468

See Notes to Financial Statements.

	Alger Growth & Income Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment income	$420,524	$689,460
Net realized gain on investments, options and foreign currency	1,464,283	1,923,692
Net change in unrealized appreciation on investments, options and foreign currency	256,403	6,059,893
Net increase in net assets resulting from operations	2,141,210	8,673,045
Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(410,506)	(656,624)
Total dividends and distributions to shareholders	(410,506)	(656,624)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(1,864,196)	(2,696,304)
Net decrease from shares of beneficial interest transactions — Note 6	(1,864,196)	(2,696,304)
Total increase (decrease)	(133,492)	5,320,117
Net Assets:
Beginning of period	35,818,870	30,498,753
END OF PERIOD	$35,685,378	$35,818,870
Undistributed net investment income	$157,327	$148,880

See Notes to Financial Statements.

	Alger Balanced Portfolio
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Net investment income	$1,047,992	$1,466,267
Net realized gain on investments, options and foreign currency	1,369,294	6,760,024
Net change in unrealized appreciation on investments, options and foreign currency	2,401,470	5,229,266
Net increase in net assets resulting from operations	4,818,756	13,455,557
Dividends and distributions to shareholders from:
Net investment income:
Class I-2	—	(1,104,450)
Total dividends and distributions to shareholders	—	(1,104,450)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(3,412,674)	(9,903,212)
Net decrease from shares of beneficial interest transactions — Note 6	(3,412,674)	(9,903,212)
Total increase	1,406,082	2,447,895
Net Assets:
Beginning of period	95,576,601	93,128,706
END OF PERIOD	$96,982,683	$95,576,601
Undistributed net investment income	$2,370,352	$1,389,652

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$73.41	$60.81	$51.96	$52.16	$45.92	$30.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.09	0.24	0.69	0.15	0.08	0.18
Net realized and unrealized gain (loss) on investments	4.69	20.99	8.80	(0.29)	6.34	15.35
Total from investment operations	4.78	21.23	9.49	(0.14)	6.42	15.53
Dividends from net investment income	—	(0.27)	(0.62)	(0.06)	(0.18)	—
Distributions from net realized gains	—	(8.36)	(0.02)	—	—	—
Net asset value, end of period	$78.19	$73.41	$60.81	$51.96	$52.16	$45.92
Total return	6.51%	35.19%	18.30%	(0.30)%	14.03%	51.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$475,519	$464,465	$348,152	$296,320	$284,225	$249,483
Ratio of gross expenses to average net assets	0.94%	0.96%	0.96%	0.97%	0.98%	0.99%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.94%	0.96%	0.96%	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets	0.23%	0.34%	1.18%	0.28%	0.17%	0.49%
Portfolio turnover rate	71.25%	117.15%	139.19%	156.27%	203.56%	285.33%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$71.54	$59.46	$50.72	$51.04	$45.01	$29.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.03	0.48	(0.04)	(0.08)	0.08
Net realized and unrealized gain (loss) on investments	4.57	20.49	8.60	(0.28)	6.20	15.07
Total from investment operations	4.56	20.52	9.08	(0.32)	6.12	15.15
Dividends from net investment income	—	(0.08)	(0.32)	—	(0.09)	—
Distributions from net realized gains	—	(8.36)	(0.02)	—	—	—
Net asset value, end of period	$76.10	$71.54	$59.46	$50.72	$51.04	$45.01
Total return	6.37%	34.79%	17.89%	(0.63)%	13.63%	50.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,611	$19,750	$13,692	$12,038	$12,760	$13,307
Ratio of gross expenses to average net assets	1.21%	1.26%	1.30%	1.31%	1.34%	1.24%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.21%	1.26%	1.30%	1.28%	1.30%	1.20%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.04%	0.83%	(0.07)%	(0.18)%	0.23%
Portfolio turnover rate	71.25%	117.15%	139.19%	156.27%	203.56%	285.33%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Large Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$62.80	$46.82	$43.13	$43.68	$38.80	$26.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.03	0.19	0.59	0.26	0.40	0.26
Net realized and unrealized gain (loss) on investments	4.18	16.23	3.65	(0.37)	4.77	12.27
Total from investment operations	4.21	16.42	4.24	(0.11)	5.17	12.53
Dividends from net investment income	—	(0.44)	(0.55)	(0.44)	(0.29)	(0.21)
Net asset value, end of period	$67.01	$62.80	$46.82	$43.13	$43.68	$38.80
Total return	6.70%	35.08%	9.87%	(0.35)%	13.39%	47.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$315,031	$312,953	$277,121	$300,951	$345,893	$350,117
Ratio of gross expenses to average net assets	0.87%	0.88%	0.87%	0.85%	0.85%	0.87%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	0.87%	0.88%	0.87%	0.85%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets	0.09%	0.35%	1.28%	0.59%	1.02%	0.83%
Portfolio turnover rate	117.69%	220.66%	154.11%	53.27%	53.52%	74.63%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$62.40	$46.46	$42.58	$43.11	$38.38	$26.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.09)	(0.01)	0.36	0.08	0.23	0.18
Net realized and unrealized gain (loss) on investments	4.15	16.08	3.62	(0.37)	4.70	12.15
Total from investment operations	4.06	16.07	3.98	(0.29)	4.93	12.33
Dividends from net investment income	—	(0.13)	(0.10)	(0.24)	(0.20)	(0.18)
Net asset value, end of period	$66.46	$62.40	$46.46	$42.58	$43.11	$38.38
Total return	6.51%	34.57%	9.38%	(0.76)%	12.91%	47.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,729	$5,175	$4,996	$6,625	$8,369	$9,318
Ratio of gross expenses to average net assets	1.25%	1.25%	1.31%	1.25%	1.27%	1.12%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.25%	1.25%	1.31%	1.25%	1.27%	1.12%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.01)%	0.78%	0.19%	0.60%	0.58%
Portfolio turnover rate	117.69%	220.66%	154.11%	53.27%	53.52%	74.63%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$18.35	$13.55	$11.66	$12.75	$10.68	$7.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.01)	0.03	(0.05)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.10	4.86	1.86	(1.00)	2.06	3.66
Total from investment operations	1.11	4.85	1.89	(1.05)	2.07	3.64
Dividends from net investment income	—	(0.05)	—	(0.04)	—	—
Net asset value, end of period	$19.46	$18.35	$13.55	$11.66	$12.75	$10.68
Total return	6.05%	35.84%	16.21%	(8.27)%	19.38%	51.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$160,166	$158,172	$131,230	$130,151	$159,609	$183,873
Ratio of gross expenses to average net assets	1.07%	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.07%	1.04%	1.03%	1.00%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	0.14%	(0.07)%	0.25%	(0.39)%	0.12%	(0.25)%
Portfolio turnover rate	102.35%	165.86%	227.21%	245.35%	214.93%	280.22%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$17.67	$13.05	$11.28	$12.34	$10.38	$6.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.07)	(0.02)	(0.10)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.05	4.69	1.79	(0.96)	1.99	3.56
Total from investment operations	1.03	4.62	1.77	(1.06)	1.96	3.52
Net asset value, end of period	$18.70	$17.67	$13.05	$11.28	$12.34	$10.38
Total return	5.83%	35.40%	15.69%	(8.59)%	18.88%	51.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,241	$6,539	$6,259	$6,748	$8,859	$9,561
Ratio of gross expenses to average net assets	1.41%	1.40%	1.45%	1.38%	1.39%	1.23%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.41%	1.40%	1.45%	1.38%	1.39%	1.23%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.43)%	(0.17)%	(0.78)%	(0.31)%	(0.50)%
Portfolio turnover rate	102.35%	165.86%	227.21%	245.35%	214.93%	280.22%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$9.81	$9.02	$8.60	$8.96	$7.25	$4.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	—	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.38	2.87	1.23	(0.29)	1.76	2.31
Total from investment operations	0.37	2.86	1.23	(0.34)	1.72	2.28
Distributions from net realized gains	—	(2.07)	(0.81)	(0.02)	(0.01)	—
Net asset value, end of period	$10.18	$9.81	$9.02	$8.60	$8.96	$7.25
Total return	3.77%	32.22%	14.54%	(3.87)%	23.67%	45.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,666	$76,253	$66,621	$57,882	$69,327	$1,476
Ratio of gross expenses to average net assets	1.09%	1.07%	1.08%	1.06%	1.11%	6.20%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.08)%	(0.09)%	(0.07)%	(0.12)%	(5.20)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.08)%	(0.01)%	(0.54)%	(0.57)%	(0.56)%
Portfolio turnover rate	48.09%	94.55%	94.59%	59.22%	65.55%	74.57%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$32.64	$27.78	$31.03	$32.05	$25.58	$17.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.13)	0.02	(0.22)	(0.19)	(0.13)
Net realized and unrealized gain (loss) on investments	0.22	9.52	3.72	(0.80)	6.66	8.13
Total from investment operations	0.16	9.39	3.74	(1.02)	6.47	8.00
Distributions from net realized gains	—	(4.53)	(5.20)	—	—	—
Return of capital	—	—	(1.79)	—	—	—
Net asset value, end of period	$32.80	$32.64	$27.78	$31.03	$32.05	$25.58
Total return	0.49%	34.26%	12.50%	(3.18)%	25.29%	45.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$414,929	$515,223	$447,722	$497,693	$530,423	$326,880
Ratio of gross expenses to average net assets	0.95%	0.95%	0.96%	0.94%	0.95%	0.97%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	0.95%	0.95%	0.96%	0.94%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets	(0.37)%	(0.39)%	0.07%	(0.69)%	(0.68)%	(0.61)%
Portfolio turnover rate	46.57%	78.65%	83.35%	66.91%	68.99%	86.65%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$14.88	$11.67	$10.74	$10.25	$9.26	$7.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.18	0.28	0.27	0.17	0.16	0.13
Net realized and unrealized gain on investments	0.76	3.20	1.05	0.50	0.97	2.13
Total from investment operations	0.94	3.48	1.32	0.67	1.13	2.26
Dividends from net investment income	(0.18)	(0.27)	(0.39)	(0.18)	(0.14)	(0.20)
Net asset value, end of period	$15.64	$14.88	$11.67	$10.74	$10.25	$9.26
Total return	6.41%	29.92%	12.34%	6.51%	12.27%	32.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,685	$35,819	$30,499	$30,991	$32,935	$34,544
Ratio of gross expenses to average net assets	1.07%	1.01%	1.09%	1.09%	1.12%	0.94%
Ratio of expense reimbursements to average net assets	—	—	—	(0.05)%	(0.05)%	(0.05)%
Ratio of net expenses to average net assets	1.07%	1.01%	1.09%	1.04%	1.07%	0.89%
Ratio of net investment income (loss) to average net assets	2.43%	2.07%	2.35%	1.58%	1.72%	1.72%
Portfolio turnover rate	9.21%	24.93%	41.86%	79.18%	41.75%	62.00%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Balanced Portfolio

	Class I-2
	Six months ended 6/30/2014(i)	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009
Net asset value, beginning of period	$13.49	$11.84	$11.31	$11.61	$10.79	$8.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.15	0.20	0.13	0.14	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.56	1.61	0.56	(0.12)	0.82	2.21
Total from investment operations	0.71	1.81	0.69	0.02	1.10	2.46
Dividends from net investment income	—	(0.16)	(0.16)	(0.32)	(0.28)	(0.31)
Net asset value, end of period	$14.20	$13.49	$11.84	$11.31	$11.61	$10.79
Total return	5.26%	15.28%	6.23%	0.03%	10.33%	29.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96,983	$95,577	$93,129	$101,811	$119,804	$127,756
Ratio of gross expenses to average net assets	0.91%	0.95%	0.95%	0.93%	0.91%	0.89%
Ratio of expense reimbursements to average net assets	—	—	—	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.91%	0.95%	0.95%	0.89%	0.87%	0.85%
Ratio of net investment income (loss) to average net assets	2.23%	1.56%	1.13%	1.20%	2.60%	2.60%
Portfolio turnover rate	11.15%	71.66%	122.50%	102.79%	69.30%	104.04%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Accounting Standards Codification 946 Financial Services — Investment Companies. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Portfolios are available as investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares; each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses. Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities also may include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events.  Inputs for Level 3 include unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indexes.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolios’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolios may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolios are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Portfolios. Collateral is returned to the borrower upon settlement of the loan.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly.  The dividends from net investment income of the other Portfolios are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Portfolios and are designed to present each Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Portfolios’ tax returns remains open for the tax years 2010-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period.  All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended June 30, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Portfolio(a)	0.810%	0.650%	0.600%	0.810%
Alger Large Cap Growth Portfolio(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Portfolio(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Portfolio(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Portfolio(b)	0.810	0.750	—	0.810
Alger Growth & Income Portfolio(b)	0.585	0.550	—	0.585
Alger Balanced Portfolio(b)	0.710	0.550	—	0.710

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2015. For the six months ended June 30, 2014, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $31,022.

(b) Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio offering such shares pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Brokerage Commissions: During the six months ended June 30, 2014, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. commissions of $107,869, $128,072, $59,601, $7,378, $195,560, $2,302, and $4,879, respectively, in connection with securities transactions.

(e) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund (including a Portfolio) may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended June 30, 2014, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio incurred interest expense of $25, $441, $22, $1,183 and $4,971, respectively, in connection with interfund loans.  During the six months ended June 30, 2014, Alger Small Cap Growth Portfolio earned interfund loan interest income of $38.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: From January 1, 2014 through March 5, 2014, each Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Portfolio’s audit committee received $75 from the Portfolio for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds sponsored by Alger Management.  Additionally, each member of the Portfolio’s audit committee receives $81 from the Portfolio for each audit committee meeting attended, to a maximum of $324 per annum.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

(h) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the six months ended June 30, 2014, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$336,255,425	$345,075,700
Alger Large Cap Growth Portfolio	362,638,775	374,269,764
Alger Mid Cap Growth Portfolio	163,828,494	173,689,315
Alger SMid Cap Growth Portfolio	31,187,305	56,061,223
Alger Small Cap Growth Portfolio	215,989,452	317,450,609
Alger Growth & Income Portfolio	3,202,012	5,454,632
Alger Balanced Portfolio	10,313,173	13,982,692

Written call and put options activity for the six months ended June 30, 2014, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2013	1,569	$415,441
Put Options written	21,255	4,237,629
Put Options closed	(14,119)	(3,061,141)
Put Options expired	(4,417)	(661,168)
Put Options exercised	(1,631)	(422,582)
Put Options outstanding at June 30, 2014	2,657	$508,179

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2013	736	$168,007
Call Options written	5,182	1,887,541
Call Options closed	(3,414)	(1,152,714)
Call Options expired	(160)	(19,865)
Call Options exercised	(1,753)	(724,404)
Call Options outstanding at June 30, 2014	591	$158,565

As of June 30, 2014, Alger Mid Cap Growth Portfolio had portfolio securities valued at $12,427,363 segregated as collateral for written options.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

NOTE 5 — Borrowings:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3(e).  For the six months ended June 30, 2014, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Portfolio	$4,669	1.10%
Alger Large Cap Growth Portfolio	186,072	1.70
Alger Mid Cap Growth Portfolio	8,942	1.70
Alger SMid Cap Growth Portfolio	219,661	1.09
Alger Small Cap Growth Portfolio	920,802	1.09
Alger Growth & Income Portfolio	1,336	2.18

The highest amount borrowed during the six months ended June 30, 2014 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$845,000
Alger Large Cap Growth Portfolio	3,142,084
Alger Mid Cap Growth Portfolio	722,000
Alger SMid Cap Growth Portfolio	19,321,000
Alger Small Cap Growth Portfolio	31,941,000
Alger Growth & Income Portfolio	97,960

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the six months ended June 30, 2014 and the year ended December 31, 2013, the transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

	FOR THE SIX MONTHS ENDED JUNE 30, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	403,879	$29,968,393	1,008,017	$71,145,326
Dividends reinvested	—	—	666,501	47,988,079
Shares redeemed	(649,683)	(48,040,226)	(1,072,360)	(74,910,118)
Net increase (decrease)	(245,804)	$(18,071,833)	602,158	$44,223,287
Class S:
Shares sold	66,249	$4,796,727	92,849	$6,366,862
Dividends reinvested	—	—	29,209	2,049,597
Shares redeemed	(32,065)	(2,312,168)	(76,245)	(5,216,150)
Net increase	34,184	$2,484,559	45,813	$3,200,309

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	177,580	$11,351,157	304,607	$16,435,420
Dividends reinvested	—	—	36,363	2,234,492
Shares redeemed	(459,623)	(29,273,860)	(1,277,198)	(67,846,745)
Net decrease	(282,043)	$(17,922,703)	(936,228)	$(49,176,833)
Class S:
Shares sold	843	$53,750	3,568	$176,667
Dividends reinvested	—	—	183	11,175
Shares redeemed	(12,618)	(799,335)	(28,356)	(1,526,078)
Net decrease	(11,775)	$(745,585)	(24,605)	$(1,338,236)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	466,939	$8,774,922	1,014,169	$15,819,681
Dividends reinvested	—	—	26,462	473,145
Shares redeemed	(854,056)	(15,730,573)	(2,103,972)	(33,261,933)
Net decrease	(387,117)	$(6,955,651)	(1,063,341)	$(16,969,107)
Class S:
Shares sold	5,626	$101,291	26,072	$416,641
Shares redeemed	(42,028)	(756,308)	(135,375)	(2,099,943)
Net decrease	(36,402)	$(655,017)	(109,303)	$(1,683,302)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	272,254	$2,700,473	611,280	$6,308,121
Dividends reinvested	—	—	1,384,740	13,265,810
Shares redeemed	(2,869,390)	(28,286,887)	(1,611,585)	(17,317,329)
Net increase (decrease)	(2,597,136)	$(25,586,414)	384,435	$2,256,602

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

	FOR THE SIX MONTHS ENDED JUNE 30, 2014		FOR THE YEAR ENDED DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	1,146,271	$37,669,251	2,726,507	$88,224,760
Dividends reinvested	—	—	2,021,888	64,194,959
Shares redeemed	(4,283,582)	(134,129,260)	(5,079,273)	(165,027,707)
Net decrease	(3,137,311)	$(96,460,009)	(330,878)	$(12,607,988)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	46,128	$689,238	161,994	$2,160,695
Dividends reinvested	27,134	410,506	48,160	656,624
Shares redeemed	(198,915)	(2,963,940)	(415,388)	(5,513,623)
Net decrease	(125,653)	$(1,864,196)	(205,234)	$(2,696,304)

Alger Balanced Portfolio
Class I-2:
Shares sold	252,787	$3,434,718	490,939	$6,267,348
Dividends reinvested	—	—	82,792	1,104,449
Shares redeemed	(504,482)	(6,847,392)	(1,358,736)	(17,275,009)
Net decrease	(251,695)	$(3,412,674)	(785,005)	$(9,903,212)

NOTE 7 — Income Tax Information:

At December 31, 2013, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains.

Expiration Dates	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
2016	—	—	—	$4,144
2017	—	$286,232	$41,251,944	245,028
Total	—	286,232	41,251,944	249,172

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2016	—	$785,738	—
2017	—	5,947,315	$13,634,115
2018	—	437,582	—
Total	—	7,170,635	13,634,115

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under  the  Regulated  Investment  Company  Modernization  Act  of  2010,  capital  losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration.  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2013 the Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio utilized $66,233,917, $25,037,093, $62,293, $1,936,697, and $6,725,793 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments.  Based  upon  the  nature,  characteristics,  and  risks associated  with  their  investments  as  of  June 30, 2014, the Portfolios have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$92,710,130	$92,696,230	—	$13,900
Consumer Staples	31,020,991	31,020,991	—	—
Energy	33,114,448	33,114,448	—	—
Financials	28,808,580	28,808,580	—	—
Health Care	84,415,896	84,415,896	—	—
Industrials	54,708,354	54,708,354	—	—
Information Technology	132,232,776	132,232,776	—	—
Materials	17,003,651	17,003,651	—	—
Telecommunication Services	10,024,989	10,024,989	—	—
TOTAL COMMON STOCKS	$484,039,815	$484,025,915	—	$13,900
MASTER LIMITED PARTNERSHIP
Financials	6,461,508	6,461,508	—	—
PREFERRED STOCKS
Consumer Discretionary	119,861	—	—	119,861
Health Care	676,595	—	—	676,595
TOTAL PREFERRED STOCKS	$796,456	—	—	$796,456
TOTAL INVESTMENTS IN SECURITIES	$491,297,779	$490,487,423	—	$810,356

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	45,623,919	45,614,625	—	9,294
Consumer Staples	11,786,800	11,786,800	—	—
Energy	22,076,462	22,076,462	—	—
Financials	14,063,423	14,063,423	—	—
Health Care	60,697,469	60,697,469	—	—
Industrials	30,207,054	30,207,054	—	—
Information Technology	108,446,624	108,446,624	—	—
Materials	13,772,655	13,772,655	—	—
TOTAL COMMON STOCKS	$306,674,406	$306,665,112	—	$9,294
MASTER LIMITED PARTNERSHIP
Financials	9,073,108	9,073,108	—	—
PREFERRED STOCKS
Consumer Discretionary	80,146	—	—	80,146
Health Care	441,864	—	—	441,864
TOTAL PREFERRED STOCKS	$522,010	—	—	$522,010
TOTAL INVESTMENTS IN SECURITIES	$316,269,524	$315,738,220	—	$531,304

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	44,263,057	44,258,345	—	4,712
Consumer Staples	7,941,507	7,941,507	—	—
Energy	11,366,705	11,366,705	—	—
Financials	9,108,847	9,108,847	—	—
Health Care	22,110,009	22,110,009	—	—
Industrials	20,588,197	20,588,197	—	—
Information Technology	31,356,636	31,356,636	—	—
Materials	10,330,208	10,330,208	—	—
Telecommunication Services	1,883,739	1,883,739	—	—
TOTAL COMMON STOCKS	$158,948,905	$158,944,193	—	$4,712
MASTER LIMITED PARTNERSHIP
Financials	1,382,172	1,382,172	—	—
PREFERRED STOCKS
Consumer Discretionary	40,632	—	—	40,632
Health Care	233,661	—	—	233,661
TOTAL PREFERRED STOCKS	$274,293	—	—	$274,293
PURCHASED OPTIONS
Energy	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$160,605,370	$160,326,365	—	$279,005
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	515,058	383,803	131,255	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	9,237,152	9,237,152	—	—
Consumer Staples	1,698,251	1,698,251	—	—
Energy	3,492,889	3,492,889	—	—
Financials	2,864,202	2,864,202	—	—
Health Care	8,845,303	8,845,303	—	—
Industrials	9,280,436	9,280,436	—	—
Information Technology	11,302,361	11,302,361	—	—
Materials	4,247,790	4,247,790	—	—
TOTAL COMMON STOCKS	$50,968,384	$50,968,384	—	—
PREFERRED STOCKS
Health Care	107,859	—	—	107,859
REAL ESTATE INVESTMENT TRUST
Financials	992,926	992,926	—	—
TOTAL INVESTMENTS IN SECURITIES	$52,069,169	$51,961,310	—	$107,859

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	63,823,275	63,823,275	—	—
Consumer Staples	11,245,479	11,245,479	—	—
Energy	24,600,023	24,600,023	—	—
Financials	15,474,144	15,474,144	—	—
Health Care	82,233,158	82,233,158	—	—
Industrials	59,983,856	59,983,856	—	—
Information Technology	105,282,006	105,282,006	—	—
Materials	28,098,606	28,098,606	—	—
TOTAL COMMON STOCKS	$390,740,547	$390,740,547	—	—
PREFERRED STOCKS
Health Care	731,852	—	—	731,852
REAL ESTATE INVESTMENT TRUST
Financials	9,431,329	9,431,329	—	—
RIGHTS
Health Care	77,227	—	77,227	—
TOTAL INVESTMENTS IN SECURITIES	$400,980,955	$400,171,876	$77,227	$731,852

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	4,663,326	4,662,292	—	1,034
Consumer Staples	3,833,364	3,833,364	—	—
Energy	3,856,218	3,856,218	—	—
Financials	4,053,445	4,053,445	—	—
Health Care	4,242,510	4,242,510	—	—
Industrials	4,103,809	4,103,809	—	—
Information Technology	6,378,254	6,378,254	—	—
Materials	897,271	897,271	—	—
Telecommunication Services	1,155,422	1,155,422	—	—
Utilities	329,005	329,005	—	—
TOTAL COMMON STOCKS	$33,512,624	$33,511,590	—	$1,034
MASTER LIMITED PARTNERSHIP
Financials	563,464	563,464	—	—
PREFERRED STOCKS
Consumer Discretionary	8,917	—	—	8,917
REAL ESTATE INVESTMENT TRUST
Financials	864,626	864,626	—	—
TOTAL INVESTMENTS IN SECURITIES	$34,949,631	$34,939,680	—	$9,951

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	8,317,360	8,317,360	—	—
Consumer Staples	6,760,784	6,760,784	—	—
Energy	6,805,020	6,805,020	—	—
Financials	6,929,240	6,929,240	—	—
Health Care	7,450,374	7,450,374	—	—
Industrials	7,256,716	7,256,716	—	—
Information Technology	11,307,739	11,307,739	—	—
Materials	1,575,706	1,575,706	—	—
Telecommunication Services	2,108,346	2,108,346	—	—
Utilities	630,782	630,782	—	—
TOTAL COMMON STOCKS	$59,142,067	$59,142,067	—	—
CORPORATE BONDS
Consumer Staples	3,091,309	—	3,091,309	—
Energy	2,234,168	—	2,234,168	—
Financials	6,198,965	—	6,198,965	—
Health Care	1,987,500	—	1,987,500	—
Industrials	4,110,088	—	4,110,088	—
Information Technology	6,634,760	—	6,634,760	—
Telecommunication Services	2,978,924	—	2,978,924	—
TOTAL CORPORATE BONDS	$27,235,714	—	$27,235,714	—
MASTER LIMITED PARTNERSHIP
Financials	1,003,200	1,003,200	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,441,091	1,441,091	—	—
U.S. TREASURY OBLIGATIONS
U.S. Government & Agency	2,933,577	—	2,933,577	—
TOTAL INVESTMENTS IN SECURITIES	$91,755,649	$61,586,358	$30,169,291	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	7,182
Purchases, issuances, sales, and settlements
Purchases	6,718
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	13,900
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$7,182

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$153,177
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(39,892)
Purchases, issuances, sales, and settlements
Purchases	676,595
Issuances	—
Sales	—
Settlements	6,576
Closing balance at June 30, 2014	796,456
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$(39,892)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	4,802
Purchases, issuances, sales, and settlements
Purchases	4,492
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	9,294
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$4,802

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$102,423
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(26,674)
Purchases, issuances, sales, and settlements
Purchases	441,864
Issuances	—
Sales	—
Settlements	4,397
Closing balance at June 30, 2014	522,010
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$(26,674)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	2,435
Purchases, issuances, sales, and settlements
Purchases	2,277
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	4,712
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$2,435

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$51,926
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(13,523)
Purchases, issuances, sales, and settlements
Purchases	233,661
Issuances	—
Sales	—
Settlements	2,229
Closing balance at June 30, 2014	274,293
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$(13,523)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger SMid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	107,859
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	107,859
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	731,852
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	731,852
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	534
Purchases, issuances, sales, and settlements
Purchases	500
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2014	1,034
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$534

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$11,396
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(2,968)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	489
Closing balance at June 30, 2014	8,917
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 6/30/2014	$2,968

The following table summarizes the valuation methodology and significant unobservable inputs that are categorized within Level 3 of the fair value hierarchy as of June 30, 2014.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

	Fair Value June 30, 2014	Valuation Methodology	Unobservable Input	Range
Alger Capital Appreciation Portfolio
Common Stock	$13,900	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$119,861	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$676,595	Income Approach	Discount Rate	10%
Alger Large Cap Growth Portfolio
Common Stock	$9,294	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$80,146	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$441,864	Income Approach	Discount Rate	10%
Alger Mid Cap Growth Portfolio
Common Stock	$4,712	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$40,632	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$233,661	Income Approach	Discount Rate	10%
Alger SMid Cap Growth Portfolio
Preferred Stock	$107,859	Income Approach	Discount Rate	10%
Alger Small Cap Growth Portfolio
Preferred Stock	$731,852	Income Approach	Discount Rate	10%
Alger Growth & Income Portfolio
Common Stock	$1,034	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x
Preferred Stock	$8,917	Market Approach	Revenue Multiple EBITDA Multiple	1.2x to 3.1x 13.1x to 36.1x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On June 30, 2014 there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolios’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$7,284,942	$7,284,942	—	—
Alger Large Cap Growth Portfolio	7,627,981	7,627,981	—	—
Alger Mid Cap Growth Portfolio	6,775,384	6,775,384	—	—
Alger SMid Cap Growth Portfolio	291,617	291,617	—	—
Alger Small Cap Growth Portfolio	7,283,594	7,283,594	—	—
Alger Growth & Income Portfolio	284,735	284,735	—	—
Alger Balanced Portfolio	4,196,325	4,196,325	—	—
Total	$33,744,578	$33,744,578	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign-currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios may purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

of options.  During the six months ended June 30, 2014, written equity and index put options were used in accordance with this objective.

The Portfolios’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of June 30, 2014 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2014		LIABILITY DERIVATIVES 2014
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$—	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$313,723
Written Call Options	—	—	Written Options Outstanding, at value	201,335
Total		$—		$515,058

For the six months ended June 30, 2014, Alger Mid Cap Growth Portfolio had option purchases of $3,721,791 option sales of $5,539,807.  The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 is as follows:

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$3,024,040
Written Options	(577,197)
Total	$2,446,843

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$2,877
Written Options	60,657
Total	$63,534

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to June 30, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2014 and ending June 30, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Six Months Ended June 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2014(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,065.11	$4.81	0.94%
	Hypothetical(c)	1,000.00	1,020.13	4.71	0.94
Class S	Actual	1,000.00	1,063.74	6.19	1.21
	Hypothetical(c)	1,000.00	1,018.79	6.06	1.21

Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,067.05	$4.46	0.87%
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87
Class S	Actual	1,000.00	1,065.07	6.40	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,060.49	$5.47	1.07%
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07
Class S	Actual	1,000.00	1,058.29	7.20	1.41
	Hypothetical(c)	1,000.00	1,017.80	7.05	1.41

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,037.72	$5.05	0.99%
	Hypothetical(c)	1,000.00	1,019.84	5.01	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,004.90	$4.72	0.95%
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,064.12	$5.48	1.07%
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,052.63	$4.63	0.91%
	Hypothetical(c)	1,000.00	1,020.28	4.56	0.91

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund.  Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its respective index and security specific impact on overall portfolio performance.  Please contact the Fund at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Inc.

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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APSAR

ITEM 2.  Code of Ethics.

Not applicable.

ITEM 3.  Audit Committee Financial Expert.

Not applicable.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.  Investments.

Not applicable.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: August 14, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 14, 2014